                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 17, 2002

                        Travelers Property Casualty Corp.
             (Exact Name of Registrant as Specified in Its Charter)

  Connecticut                       001-31266                    06-1008174
(State or Other                    (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)

                  One Tower Square, Hartford, Connecticut 06183
               (Address of principal executive offices) (Zip Code)


                                 (860) 277-0111
              (Registrant's telephone number, including area code)

                        Travelers Property Casualty Corp.
                           Current Report on Form 8-K

ITEM 5.  OTHER EVENTS.

On July 17, 2002 Travelers Property Casualty Corp. (NYSE: TAP.A) reported that operating income increased 14% over the prior year quarter to $356.8 million or $0.36 per share compared to $314.3 million or $0.31 per share for the prior year quarter (adjusted to reflect the shares issued in the March 2002 initial public offering). On an unadjusted basis operating income was $0.41 per share in the prior year quarter.

This increase in operating income was driven by the continuing favorable rate environment and production levels, lower catastrophe losses and our ongoing focus on managing expenses. These factors were partly offset by unfavorable prior year reserve development in the current quarter versus favorable prior year reserve development in the prior year quarter and by lower net investment income. The Company's statutory combined ratio was 99.1% compared to 101.6% in the prior year quarter.

Net income, which also includes realized investment gains and losses, was $332.0 million for the quarter or $0.33 per share compared to $343.4 million or $0.34 per share on an adjusted basis in the prior year quarter ($0.45 per share on an unadjusted basis). The decrease in net income was primarily attributable to $24.0 million of after-tax net realized investment losses in the second quarter of 2002 versus $32.2 million of net realized investment gains in the prior year quarter.

Net written premiums increased $664.4 million or 27% from the prior year quarter to $3.096 billion, which included $326.2 million from the Northland and Associates businesses acquired in the fourth quarter of 2001.

"We are very pleased with our overall business performance in the quarter, particularly in light of the challenging investment environment," said Robert I. Lipp, Chairman and Chief Executive Officer. "We continue to see the benefits of very solid fundamentals in our insurance operations, which allowed us to achieve a return on equity in excess of 14%. Rate increases remain strong across all businesses. Independent agents are seeking to place more of their business with stable, high quality insurers like Travelers, and we remain focused on being a consistent and financially strong partner to this critically important distribution channel.

"A significant part of our competitive strength is our continuing emphasis on expense control and operational discipline. During the quarter, we consolidated a number of claims offices and eliminated marginally performing distribution channels within Personal Lines. We also continued the migration of personal lines customers and small commercial accounts to our various service centers, further leveraging and expanding our technology and process platform," added Mr. Lipp.

For the six months ended June 30, 2002, operating income increased 3% over the prior year period to $683.4 million or $0.68 per share on an adjusted basis ($0.76 on an unadjusted basis) compared to $663.1 million or $0.66 per share on an adjusted basis ($0.86 on an unadjusted basis).

Net income for the six months was $434.1 million compared to $822.0 million for the prior year period. The current period included a first quarter charge of $242.6 million, after tax, resulting from a change in accounting principles attributed to goodwill and $5.1 million of net realized investment losses, after tax. The prior year period included $157.5 million of net realized investment gains, after tax.

CONSOLIDATED RESULTS

  ($ millions)                    Second Quarter                Six Months
                               --------------------        --------------------
                                2002          2001          2002          2001
                               ------        ------        ------        ------
Operating income               $356.8        $314.3        $683.4        $663.1
Realized investment gains
  (losses)                      (24.0)         32.2          (5.1)        157.5
Restructuring charge             (0.8)         (1.8)         (1.6)         (1.8)
Cumulative effect of
  accounting changes               --          (1.3)       (242.6)          3.2
                               ------        ------        ------        ------
Net income                     $332.0        $343.4        $434.1        $822.0
                               ======        ======        ======        ======

COMMERCIAL LINES FUNDAMENTALS CONTINUE TO IMPROVE

Net written premiums increased $545.9 million to $1.922 billion in the second quarter of 2002 compared to $1.376 billion in the prior year quarter. The acquisition of Northland and Associates contributed $299.5 million of the increase, including approximately $115 million relating to our termination of certain reinsurance contracts.

- In Commercial Accounts, which serves mid-sized businesses, net written premiums increased 73% to $912.1 million. Excluding the impact of Northland and Associates, premiums were up 16% to $612.6 million primarily driven by renewal price changes averaging 23% and strong growth in new business.

- In Select Accounts, which serves small businesses, net written premiums increased 8% to $472.9 million primarily due to renewal price changes averaging 18% and strong retention.

- Higher prices in professional liability and fidelity and surety helped to increase Bond's net written premiums by 12% to $159.5 million. Reductions in exposures in certain programs, including assumed reinsurance, transportation and property, offset increases in Gulf's core specialty lines, resulting in an overall decrease in Gulf's net written premiums of 5% to $180.2 million.

- In National Accounts, which serves large corporations and state-sponsored workers' compensation residual market pools, net written premiums more than doubled to $196.8 million due to rate increases, higher new business levels and the renewal of certain assumed reinsurance contracts previously written by Gulf. Written fees in National Accounts rose 39% to $117.7 million as pricing for loss prevention and claims administrative services increased and more business turned to state residual market pools for workers' compensation.

Operating income increased $8.0 million over the prior year quarter to $310.5 million driven by rate increases considerably in excess of loss trends, higher production levels, lower catastrophe losses and our ongoing focus on managing expenses. These factors were partly offset by unfavorable prior year reserve development in the current quarter versus favorable prior year reserve development last year and by lower net investment income. The statutory combined ratio for the quarter was 98.3% compared to 100.1% in the same period last year.

PERSONAL LINES PREMIUMS RISE ON RATE INCREASES

Net written premiums increased $118.5 million or 11% over the prior year quarter to $1.174 billion, principally as a result of rate increases in both the Automobile and the Homeowners and Other lines of business. The Northland acquisition contributed $26.7 million to this rise.

- Automobile net written premiums increased 9% to $714.6 million. Excluding the impact of Northland, premiums increased 6% to $692.7 million. Renewal price changes averaged 9%, and retention levels were consistent with prior quarters.

- Homeowners and Other net written premiums increased 14% to $459.4 million. Renewal price changes averaged 16% and retention levels were also consistent with prior quarters.

- Production through our independent agents, which represented over 80% of net written premiums, was up 14% to $961.4 million.

- Net written premiums through channels other than independent agents was up only 2% to $212.6 million, as the favorable impact of renewal price changes was predominantly offset by a reduction in policies in force due to underwriting actions taken on marginal businesses.

Operating income increased 41% over the prior year quarter to $70.0 million principally due to lower catastrophe losses. Operating income also benefited from price increases that continue to exceed loss trends and our ongoing focus on managing expenses. These factors were partly offset by unfavorable prior year reserve development in the current quarter versus favorable prior year reserve development in the prior year quarter and by lower net investment income. The statutory combined ratio for the second quarter of 2002 was 100.4% compared to 103.9% in the prior year quarter.

INTEREST EXPENSE AND OTHER DECLINED

The after tax charge of $23.7 million in the quarter for Interest Expense and Other decreased from $37.9 million in the prior year quarter. The primary component of this charge was interest expense, which amounted to $25.5 million, after tax, and $34.3 million in the 2001 quarter. The reduction in interest expense is due to lower average interest-bearing debt levels primarily related to the repayment of debt obligations to Citigroup in the 2002 first quarter. Strong cash flows enabled us to pre-pay an additional $150.0 million of debt obligations to Citigroup in this quarter.

INVESTMENT HIGHLIGHTS

After tax net investment income of $346.4 million decreased $32.6 million from the prior year quarter. The decrease, which resulted from a reduction in the after tax investment yield from 5.1% to 4.3%, was partially offset by investment returns on higher average invested assets. This rise in average invested assets was due to the Northland and Associates acquisitions and increased cash flow from operations.

Net realized investment losses for the quarter comprise impairments of $126.7 million for the quarter, including a $68.5 million write down in our WorldCom bonds, from $83.4 million to $14.9 million, along with $90.7 million of net realized investment gains.

Invested assets increased $893.4 million in the current quarter to $33.4 billion as the Company benefited from increased cash flow from operations and higher carrying values of the fixed income portfolio resulting from lower interest rates. Unrealized investment gains were $579.0 million at the end of the second quarter.

Travelers Property Casualty Corp. (NYSE: TAP.A) is a leading provider of a broad range of insurance products and services for commercial markets and for auto and homeowners insurance for consumers. The company is a member of Citigroup (NYSE:
C), a diversified, global financial services company. During March 2002, Travelers Property Casualty completed its initial public offering of 231 million shares of class A common stock. Citigroup has stated its intention to make a tax-free distribution to its stockholders of a portion of its ownership interest in Travelers by year-end 2002, such that following the distribution, Citigroup would remain a holder of approximately 9.9% of Travelers equity. The distribution is subject to various regulatory approvals as well as a private letter ruling from the Internal Revenue Service and various other conditions.

Statements made in this press release may include forward-looking information subject to risks, uncertainties and other facts that could materially affect actual results.

SUMMARY OF FINANCIAL INFORMATION               TRAVELERS PROPERTY CASUALTY CORP.
(in millions, except per share data)

                                                               AS OF AND FOR THE QUARTER         AS OF AND FOR THE SIX MONTHS
                                                                      ENDED JUNE 30,                     ENDED JUNE 30,
                                                                2002              2001              2002                 2001
-------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                             $   356.8         $   314.3         $   683.4            $   663.1
Realized investment gains (losses)                               (24.0)             32.2              (5.1)               157.5
Restructuring charge                                               (.8)             (1.8)             (1.6)                (1.8)
Cumulative effect of changes in accounting principles               --              (1.3)           (242.6)                 3.2
-------------------------------------------------------------------------------------------------------------------------------
Net income                                                       332.0             343.4             434.1                822.0
Goodwill amortization                                               --              17.9                --                 35.8
-------------------------------------------------------------------------------------------------------------------------------
Net income excluding goodwill amortization                   $   332.0         $   361.3         $   434.1            $   857.8
-------------------------------------------------------------------------------------------------------------------------------

BASIC AND DILUTED EARNINGS PER SHARE:
OPERATING INCOME                                             $    0.36         $    0.41         $    0.76            $    0.86
Realized investment gains (losses)                               (0.03)             0.04             (0.01)                0.20
Cumulative effect of changes in accounting principles               --                --             (0.27)                0.01
-------------------------------------------------------------------------------------------------------------------------------
Net income                                                        0.33              0.45              0.48                 1.07
Goodwill amortization                                               --              0.02                --                 0.05
-------------------------------------------------------------------------------------------------------------------------------
Net income excluding goodwill amortization                   $    0.33         $    0.47         $    0.48            $    1.12
-------------------------------------------------------------------------------------------------------------------------------

Dividends declared                                           $      --         $   318.5         $ 5,252.5(1)         $   368.5
Basic and diluted weighted average number of
 common shares outstanding and common
 stock equivalents                                             1,000.0             769.0             897.9                769.0
Common shares outstanding at period end                        1,000.0             769.0           1,000.0                769.0
-------------------------------------------------------------------------------------------------------------------------------

ADJUSTED EARNINGS PER SHARE: (2)
OPERATING INCOME                                             $    0.36         $    0.31         $    0.68            $    0.66
Realized investment gains (losses)                               (0.03)             0.03             (0.01)                0.16
Cumulative effect of changes in accounting principles               --                --             (0.24)                  --
-------------------------------------------------------------------------------------------------------------------------------
Net income                                                        0.33              0.34              0.43                 0.82
Goodwill amortization                                               --              0.02                --                 0.04
-------------------------------------------------------------------------------------------------------------------------------
Net income excluding goodwill amortization                   $    0.33         $    0.36         $    0.43            $    0.86
-------------------------------------------------------------------------------------------------------------------------------

OPERATING INCOME (LOSS) BY SEGMENT
 Commercial Lines                                            $   310.5         $   302.5         $   588.1            $   603.2
 Personal Lines                                                   70.0              49.7             141.2                146.1
 Interest Expense and Other                                      (23.7)            (37.9)            (45.9)               (86.2)
-------------------------------------------------------------------------------------------------------------------------------
                                                             $   356.8         $   314.3         $   683.4            $   663.1
-------------------------------------------------------------------------------------------------------------------------------

REVENUES
 Premiums                                                    $ 2,756.7         $ 2,290.8         $ 5,341.3            $ 4,522.7
 Net investment income                                           464.8             518.3             952.6              1,047.1
 Fee income                                                      108.8              83.9             211.5                161.6
 Realized investment gains (losses)                              (36.0)             49.3              (7.2)               241.6
 Other income                                                     25.5              40.7              54.3                 68.1
-------------------------------------------------------------------------------------------------------------------------------
                                                             $ 3,319.8         $ 2,983.0         $ 6,552.5            $ 6,041.1
-------------------------------------------------------------------------------------------------------------------------------

(1) 1Q02 dividends were primarily paid in the form of notes, which were partially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

(2) Adjusted earnings per share (basic and diluted) have been computed assuming the additional 231.0 million shares issued in connection with the March 2002 initial public offering were outstanding for all periods presented.

SUMMARY OF FINANCIAL INFORMATION               TRAVELERS PROPERTY CASUALTY CORP.
(in millions, except percentage data)

                                                           FOR THE QUARTER                          FOR THE SIX MONTHS
                                                            ENDED JUNE 30,                             ENDED JUNE 30,
                                                     2002                  2001                  2002                2001
----------------------------------------------------------------------------------------------------------------------------
REVENUES BY SEGMENT EXCLUDING REALIZED
 INVESTMENT GAINS (LOSSES)
 Commercial Lines                                  $2,173.1              $1,836.0              $4,220.5             $3,627.2
 Personal Lines                                     1,182.8               1,098.9               2,338.2              2,175.0
 Interest Expense and Other                            (0.1)                 (1.2)                  1.0                 (2.7)
----------------------------------------------------------------------------------------------------------------------------
                                                   $3,355.8              $2,933.7              $6,559.7             $5,799.5
----------------------------------------------------------------------------------------------------------------------------

NET WRITTEN PREMIUMS
 Commercial Lines                                  $1,921.5              $1,375.6              $3,609.2             $2,820.5
 Personal Lines                                     1,174.0               1,055.5               2,211.4              1,998.3
----------------------------------------------------------------------------------------------------------------------------
                                                   $3,095.5              $2,431.1              $5,820.6             $4,818.8
----------------------------------------------------------------------------------------------------------------------------

STATUTORY COMBINED RATIOS:
COMMERCIAL LINES
 Loss and loss adjustment expense ratio                73.2%                 72.2%                 73.6%                71.1%
 Other underwriting expense ratio                      25.1%                 27.9%                 26.1%                28.9%
----------------------------------------------------------------------------------------------------------------------------
 Combined ratio                                        98.3%                100.1%                 99.7%               100.0%
----------------------------------------------------------------------------------------------------------------------------

PERSONAL LINES
 Loss and loss adjustment expense ratio                76.6%                 79.4%                 76.4%                75.6%
 Other underwriting expense ratio                      23.8%                 24.5%                 24.4%                25.3%
----------------------------------------------------------------------------------------------------------------------------
 Combined ratio                                       100.4%                103.9%                100.8%               100.9%
----------------------------------------------------------------------------------------------------------------------------

TOTAL COMPANY
 Loss and loss adjustment expense ratio                74.5%                 75.2%                 74.7%                73.0%
 Other underwriting expense ratio                      24.6%                 26.4%                 25.5%                27.4%
----------------------------------------------------------------------------------------------------------------------------
 Combined ratio                                        99.1%                101.6%                100.2%               100.4%
----------------------------------------------------------------------------------------------------------------------------

TRAVELERS PROPERTY CASUALTY CORP.
SECOND QUARTER 2002 FINANCIAL SUPPLEMENT                        [TRAVELERS LOGO]

                                                                     PAGE NUMBER
                                                                     -----------

CONSOLIDATED RESULTS
      Financial Highlights                                                F-1
      After-Tax Operating Income by Source                                F-2
      Earnings Per Share                                                  F-3
      Statement of Income                                                 F-4
      Statement of Operating Income                                       F-5
      Selected Statistics                                                 F-6
      Written and Earned Premiums                                         F-7

COMMERCIAL LINES
      Statement of Operating Income                                       F-8
      Selected Statistics                                                 F-9
      Net Written Premiums by Market and Product Line                    F-10
      Selected Production Statistics                                     F-11

PERSONAL LINES
      Statement of Operating Income                                      F-12
      Selected Statistics                                                F-13
      Selected Statistics - Auto                                         F-14
      Selected Statistics - Homeowners and Other                         F-15
      Selected Production Statistics                                     F-16

SUPPLEMENTAL DETAIL
      Interest Expense and Other Statement of Operating Loss             F-17
      Consolidated Balance Sheet                                         F-18
      Investment Portfolio                                               F-19
      Investment Portfolio - Fixed Maturities Data                       F-20
      Net Investment Income                                              F-21
      Realized and Unrealized Investment Gains (Losses)                  F-22
      Statutory Reserves for Losses and Loss Adjustment Expense          F-23
      Capitalization                                                     F-24
      Statement of Cash Flows                                            F-25

TRAVELERS PROPERTY CASUALTY CORP.
FINANCIAL HIGHLIGHTS                                            [TRAVELERS LOGO]

TRAVELERS PROPERTY CASUALTY CORP. IS ONE OF THE LARGEST PROPERTY AND CASUALTY INSURANCE COMPANIES IN THE UNITED STATES. THE COMPANY IS ENGAGED IN PROVIDING A WIDE RANGE OF COMMERCIAL AND PERSONAL PROPERTY AND CASUALTY INSURANCE PRODUCTS AND SERVICES TO BUSINESSES, ASSOCIATIONS AND INDIVIDUALS.


                                                                                                 3Q
                                                      1Q            2Q            3Q            2001           4Q
                                                     2001          2001          2001       ADJUSTED (1)      2001
                                                  ---------     ---------     ---------      ---------     ---------
Operating income (loss) (millions) (2)            $   348.8     $   314.3     $  (121.7)     $   367.8     $   314.3
Net income (loss) (millions)                      $   478.6     $   343.4     $   (59.9)     $   429.6     $   303.3
Net income (loss) adjusted (millions) (3)         $   496.5     $   361.3     $   (42.0)     $   447.5     $   323.9

Earnings per share (basic and diluted):
  Operating income (loss)                         $    0.45     $    0.41     $   (0.16)     $    0.48     $    0.41
  Net income (loss)                               $    0.62     $    0.45     $   (0.08)     $    0.56     $    0.39
  Net income (loss) adjusted (3)                  $    0.65     $    0.47     $   (0.05)     $    0.58     $    0.42

Adjusted earnings per share (4):

  Operating income (loss)                         $    0.35     $    0.31     $   (0.12)     $    0.37     $    0.31
  Net income (loss)                               $    0.48     $    0.34     $   (0.06)     $    0.43     $    0.30
  Net income (loss) adjusted (3)                  $    0.50     $    0.36     $   (0.04)     $    0.45     $    0.32

Total assets, at period end (billions)            $    54.8     $    53.4     $    56.4      $    56.4     $    57.8
Total equity, at period end (billions)            $     9.9     $     9.9     $    10.1      $    10.1     $    10.7

Book value per share, at period end               $   12.84     $   12.89     $   13.08      $   13.08     $   13.90
Book value per share, excluding
    FAS 115, at period end                        $   12.24     $   12.48     $   12.41      $   12.41     $   13.58

Return on equity                                       14.7%         12.7%         (4.9)%         14.4%         12.2%
Return on equity, excluding FAS 115                    15.4%         13.2%         (5.1)%         15.0%         12.7%

Weighted average number of common
    shares outstanding and common stock
    equivalents (basic and diluted) (millions)        769.0         769.0         769.0          769.0         769.0
Common shares outstanding at
    period end (millions)                             769.0         769.0         769.0          769.0         769.0

                                                                                     YTD           YTD
                                                          1Q            2Q            2Q            2Q
                                                         2002          2002          2001          2002
                                                      ---------     ---------     ---------     ---------
Operating income (loss) (millions) (2)                $   326.6     $   356.8     $   663.1     $   683.4
Net income (loss) (millions)                          $   102.1     $   332.0     $   822.0     $   434.1
Net income (loss) adjusted (millions) (3)             $   102.1     $   332.0     $   857.8     $   434.1

Earnings per share (basic and diluted):
  Operating income (loss)                             $    0.41     $    0.36     $    0.86     $    0.76
  Net income (loss)                                   $    0.13     $    0.33     $    1.07     $    0.48
  Net income (loss) adjusted (3)                      $    0.13     $    0.33     $    1.12     $    0.48

Adjusted earnings per share (4):

  Operating income (loss)                             $    0.33     $    0.36     $    0.66     $    0.68
  Net income (loss)                                   $    0.10     $    0.33     $    0.82     $    0.43
  Net income (loss) adjusted (3)                      $    0.10     $    0.33     $    0.86     $    0.43

Total assets, at period end (billions)                $    57.9     $    59.4     $    53.4     $    59.4
Total equity, at period end (billions)                $     9.6     $    10.3     $     9.9     $    10.3

Book value per share, at period end                   $    9.63     $   10.26     $   12.89     $   10.26
Book value per share, excluding
    FAS 115, at period end                            $    9.56     $    9.89     $   12.48     $    9.89

Return on equity                                           12.9%         14.3%         13.7%         13.6%
Return on equity, excluding FAS 115                        13.1%         14.7%         14.3%         13.9%

Weighted average number of common
    shares outstanding and common stock
    equivalents (basic and diluted) (millions)            794.7       1,000.0         769.0         897.9
Common shares outstanding at
    period end (millions)                               1,000.0       1,000.0         769.0       1,000.0

This report has been restated to reflect the corporate reorganization of Travelers Property Casualty Corp. (TPC, formerly known as The Travelers Insurance Group Inc.).

(1) The 3Q01 operating loss and net loss include a charge of $489.5 million related to the terrorist attack on September 11, 2001. This also impacted ROE for the quarter. The 3Q01 adjusted excludes the effect of this event. Assets, equity and book value have not been adjusted.

(2) Operating income excludes realized investment gains (losses), restructuring charges and the cumulative effect of changes in accounting principles, and is reflected net of tax.

(3) The 2001 quarters are adjusted to exclude goodwill amortization. Goodwill is not amortized due to the adoption of Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" effective January 1, 2002.

(4) Adjusted earnings per share have been computed assuming the 231.0 million shares issued from the March 2002 initial public offering were issued and outstanding for all periods presented.

TRAVELERS PROPERTY CASUALTY CORP.
AFTER-TAX OPERATING INCOME BY SOURCE                            [TRAVELERS LOGO]

(in millions)

                                                                                                       3Q
                                                       1Q              2Q              3Q             2001             4Q
                                                      2001            2001            2001        ADJUSTED (1)        2001
                                                    --------        --------        --------        --------        --------
PROPERTY CASUALTY OPERATIONS
  Underwriting:
    Commercial Lines                                $  (11.2)       $  (18.2)       $ (417.8)       $   30.1        $  (19.7)
    Personal Lines                                       3.3           (35.7)          (45.8)           (4.2)          (22.8)
                                                    --------        --------        --------        --------        --------
  Total GAAP underwriting gain (loss)                   (7.9)          (53.9)         (463.6)           25.9           (42.5)
                                                    --------        --------        --------        --------        --------
    Other income                                        18.0            26.6            13.4            13.4            16.1
    Net investment income                              387.0           379.5           353.0           353.0           367.5
                                                    --------        --------        --------        --------        --------
Operating income (loss) from Property Casualty
  Operations                                           397.1           352.2           (97.2)          392.3           341.1
Operating loss from Interest Expense and Other         (48.3)          (37.9)          (24.5)          (24.5)          (26.8)
                                                    --------        --------        --------        --------        --------
Total operating income (loss)                       $  348.8        $  314.3        $ (121.7)       $  367.8        $  314.3
                                                    ========        ========        ========        ========        ========
Dividends declared (2)                              $   50.0        $  318.5        $  157.5        $  157.5        $     --


Effective tax rate on property casualty net
  investment income                                     27.1%           27.0%           26.2%           26.2%           26.2%

                                                                                            YTD             YTD
                                                             1Q              2Q              2Q              2Q
                                                            2002            2002            2001            2002
                                                          --------        --------        --------        --------
PROPERTY CASUALTY OPERATIONS
  Underwriting:
    Commercial Lines                                      $  (12.9)       $   29.1        $  (29.4)       $   16.2
    Personal Lines                                           (17.4)          (11.6)          (32.4)          (29.0)
                                                          --------        --------        --------        --------
  Total GAAP underwriting gain (loss)                        (30.3)           17.5           (61.8)          (12.8)
                                                          --------        --------        --------        --------
    Other income                                              18.7            16.5            44.6            35.2
    Net investment income                                    360.4           346.5           766.5           706.9
                                                          --------        --------        --------        --------
Operating income (loss) from Property Casualty
  Operations                                                 348.8           380.5           749.3           729.3
Operating loss from Interest Expense and Other               (22.2)          (23.7)          (86.2)          (45.9)
                                                          --------        --------        --------        --------
Total operating income (loss)                             $  326.6        $  356.8        $  663.1        $  683.4
                                                          ========        ========        ========        ========
Dividends declared (2)                                    $5,252.5        $     --        $  368.5        $5,252.5


Effective tax rate on property casualty net
  investment income                                           26.0%           25.5%           27.0%           25.7%

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) 1Q02 dividends were primarily paid in the form of notes which were substantially prepaid from the $4.1 billion of net proceeds from the March 2002 initial public offering and the issuance of $892.5 million of convertible notes.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
EARNINGS PER SHARE
(in millions)



                                                                                                      3Q
                                                              1Q           2Q           3Q           2001          4Q
                                                             2001         2001         2001        ADJUSTED (1)   2001
                                                             -----        -----        -----         -----        -----
EARNINGS PER SHARE (BASIC AND DILUTED)

Operating income (loss)                                      $0.45        $0.41        $(0.16)       $0.48        $0.41
Realized investment gains (losses)                            0.16         0.04         0.08          0.08        (0.02)
Cumulative effect of changes in accounting principles         0.01           --           --            --           --
                                                             -----        -----        -----         -----        -----
Net income (loss)                                             0.62         0.45        (0.08)         0.56         0.39
Goodwill amortization                                         0.03         0.02         0.03          0.02         0.03
                                                             -----        -----        -----         -----        -----
Net income (loss) adjusted for goodwill amortization         $0.65        $0.47        $(0.05)       $0.58        $0.42
                                                             =====        =====        =====         =====        =====

ADJUSTED EARNINGS PER SHARE (2)

Operating income (loss)                                      $0.35        $0.31        $(0.12)       $0.37        $0.31
Realized investment gains (losses)                            0.13         0.03         0.06          0.06        (0.01)
Cumulative effect of changes in accounting principles           --           --           --            --           --
                                                             -----        -----        -----         -----        -----
Net income (loss)                                             0.48         0.34        (0.06)         0.43         0.30
Goodwill amortization                                         0.02         0.02         0.02          0.02         0.02
                                                             -----        -----        -----         -----        -----
Net income (loss) adjusted for goodwill amortization         $0.50        $0.36        $(0.04)       $0.45        $0.32
                                                             =====        =====        =====         =====        =====







                                                                                                  YTD          YTD
                                                                      1Q            2Q            2Q           2Q
                                                                     2002          2002          2001         2002
                                                                     -----         -----         -----        -----
EARNINGS PER SHARE (BASIC AND DILUTED)

Operating income (loss)                                              $0.41         $0.36         $0.86        $0.76
Realized investment gains (losses)                                    0.02         (0.03)         0.20        (0.01)
Cumulative effect of changes in accounting principles                (0.30)           --          0.01        (0.27)
                                                                     -----         -----         -----        -----
Net income (loss)                                                     0.13          0.33          1.07         0.48
Goodwill amortization                                                   --            --          0.05           --
                                                                     -----         -----         -----        -----
Net income (loss) adjusted for goodwill amortization                 $0.13         $0.33         $1.12        $0.48
                                                                     =====         =====         =====        =====

ADJUSTED EARNINGS PER SHARE (2)

Operating income (loss)                                              $0.33         $0.36         $0.66        $0.68
Realized investment gains (losses)                                    0.01         (0.03)         0.16        (0.01)
Cumulative effect of changes in accounting principles                (0.24)           --            --        (0.24)
                                                                     -----         -----         -----        -----
Net income (loss)                                                     0.10          0.33          0.82         0.43
Goodwill amortization                                                   --            --          0.04           --
                                                                     -----         -----         -----        -----
Net income (loss) adjusted for goodwill amortization                 $0.10         $0.33         $0.86        $0.43
                                                                     =====         =====         =====        =====




(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) Adjusted earnings per share have been computed assuming the 231.0 million shares issued from the March 2002 initial public offering were issued and outstanding for all periods presented.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED STATEMENT OF INCOME                                [TRAVELERS LOGO]
(in millions)

                                                                                    1Q             2Q              3Q
                                                                                   2001           2001            2001
                                                                                  ------         ------          ------
REVENUES
Premiums                                                                          $2,231.9       $2,290.8        $2,314.2
Net investment income                                                                528.8          518.3           488.1
Fee income                                                                            77.7           83.9            93.2
Realized investment gains (losses)                                                   192.3           49.3            96.3
Other revenues                                                                        27.4           40.7            20.7
                                                                                  --------       --------        --------
   Total revenues                                                                  3,058.1        2,983.0         3,012.5
                                                                                  --------       --------        --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                                               1,624.8        1,757.4         2,428.5
Amortization of deferred acquisition costs                                           348.5          373.9           380.8
Interest expense                                                                      65.7           52.7            46.4
General and administrative expenses                                                  350.9          329.3           309.4
                                                                                  --------       --------        --------
   Total claims and expenses                                                       2,389.9        2,513.3         3,165.1
                                                                                  --------       --------        --------

Income (loss) before federal income taxes and cumulative
  effect of changes in accounting principles                                         668.2          469.7          (152.6)
Federal income taxes (benefit)                                                       194.1          125.0           (92.7)
                                                                                  --------       --------        --------
Income (loss) before cumulative effect of changes in accounting principles           474.1          344.7           (59.9)
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                            4.5             --              --
  Securitized financial assets, net of tax                                              --             (1.3)           --
  Goodwill and other intangible assets, net of tax                                      --             --              --
                                                                                  --------       --------        --------
Net income (loss)                                                                 $  478.6       $  343.4        $  (59.9)
                                                                                  ========       ========        ========

Other statistics:
  Effective tax rate on net investment income                                         27.1%          26.9%           26.4%
  Net investment income (after-tax)                                               $  385.7       $  379.0        $  359.2

  Catastrophe losses, net of reinsurance (pre-tax)                                $   12.6       $   84.0        $  753.0
  Asbestos and environmental losses (pre-tax)                                     $   49.0       $   50.0        $   49.0





                                                                                          3Q
                                                                                         2001             4Q              1Q
                                                                                       ADJUSTED (1)      2001            2002
                                                                                         ------         ------          ------
REVENUES
Premiums                                                                                 $2,363.2       $2,574.0        $2,584.6
Net investment income                                                                       488.1          498.8           487.8
Fee income                                                                                   93.2           92.6           102.7
Realized investment gains (losses)                                                           96.3          (15.4)           28.8
Other revenues                                                                               20.7           26.9            28.8
                                                                                         --------       --------        --------
   Total revenues                                                                         3,061.5        3,176.9         3,232.7
                                                                                         --------       --------        --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                                                      1,724.5        1,954.0         1,986.1
Amortization of deferred acquisition costs                                                  380.8          435.5           426.4
Interest expense                                                                             46.4           40.1            35.8
General and administrative expenses                                                         309.4          343.6           330.1
                                                                                         --------       --------        --------
   Total claims and expenses                                                              2,461.1        2,773.2         2,778.4
                                                                                         --------       --------        --------

Income (loss) before federal income taxes and cumulative
  effect of changes in accounting principles                                                600.4          403.7           454.3
Federal income taxes (benefit)                                                              170.8          100.4           109.6
                                                                                         --------       --------        --------
Income (loss) before cumulative effect of changes in accounting principles                  429.6          303.3           344.7
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                                    --             --              --
  Securitized financial assets, net of tax                                                     --             --              --
  Goodwill and other intangible assets, net of tax                                             --             --          (242.6)
                                                                                         --------       --------        --------
Net income (loss)                                                                        $  429.6       $  303.3        $  102.1
                                                                                         ========       ========        ========

Other statistics:
  Effective tax rate on net investment income                                                26.4%          26.2%           26.0%
  Net investment income (after-tax)                                                      $  359.2       $  368.0        $  361.1

  Catastrophe losses, net of reinsurance (pre-tax)                                       $     --       $    6.7        $   16.0
  Asbestos and environmental losses (pre-tax)                                            $   49.0       $   87.0        $   64.0




                                                                                                      YTD              YTD
                                                                                       2Q              2Q              2Q
                                                                                       2002           2001             2002
                                                                                      ------          ------          ------
REVENUES
Premiums                                                                              $2,756.7        $4,522.7        $5,341.3
Net investment income                                                                    464.8         1,047.1           952.6
Fee income                                                                               108.8           161.6           211.5
Realized investment gains (losses)                                                       (36.0)          241.6            (7.2)
Other revenues                                                                            25.5            68.1            54.3
                                                                                      --------        --------        --------
   Total revenues                                                                      3,319.8         6,041.1         6,552.5
                                                                                      --------        --------        --------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                                                   2,094.3         3,382.2         4,080.4
Amortization of deferred acquisition costs                                               446.1           722.4           872.5
Interest expense                                                                          39.8           118.4            75.6
General and administrative expenses                                                      304.4           680.2           634.5
                                                                                      --------        --------        --------
   Total claims and expenses                                                           2,884.6         4,903.2         5,663.0
                                                                                      --------        --------        --------

Income (loss) before federal income taxes and cumulative
  effect of changes in accounting principles                                             435.2         1,137.9           889.5
Federal income taxes (benefit)                                                           103.2           319.1           212.8
                                                                                      --------        --------        --------
Income (loss) before cumulative effect of changes in accounting principles               332.0           818.8           676.7
Cumulative effect of changes in accounting for:
  Derivative instruments and hedging activities, net of tax                                 --             4.5              --
  Securitized financial assets, net of tax                                                  --            (1.3)             --
  Goodwill and other intangible assets, net of tax                                          --              --          (242.6)
                                                                                      --------        --------        --------
Net income (loss)                                                                     $  332.0        $  822.0        $  434.1
                                                                                      ========        ========        ========

Other statistics:
  Effective tax rate on net investment income                                             25.5%           27.0%           25.7%
  Net investment income (after-tax)                                                   $  346.4        $  764.7        $  707.5

  Catastrophe losses, net of reinsurance (pre-tax)                                    $   22.0        $   96.6        $   38.0
  Asbestos and environmental losses (pre-tax)                                         $   65.0        $   99.0        $  129.0


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.
CONSOLIDATED STATEMENT OF OPERATING INCOME                      [TRAVELERS LOGO]
(in millions)


                                                                 1Q            2Q             3Q
                                                                 2001          2001          2001
                                                                ------        ------        ------
REVENUES
     Premiums                                                 $2,231.9      $2,290.8      $2,314.2
     Net investment income                                       528.8         518.3         488.1
     Fee income                                                   77.7          83.9          93.2
     Other revenues                                               27.4          40.7          20.7
                                                               -------       -------       -------
     Total revenues                                            2,865.8       2,933.7       2,916.2
                                                               -------       -------       -------

CLAIMS AND EXPENSES

     Claims and claim adjustment expenses                      1,624.8       1,757.4       2,428.5
     Amortization of deferred acquisition costs                  348.5         373.9         380.8
     Interest expense                                             65.7          52.7          46.4
     General and administrative expenses                         350.9         326.6         308.2
                                                               -------       -------       -------
     Total claims and expenses                                 2,389.9       2,510.6       3,163.9
                                                               -------       -------       -------

     Operating income (loss) before federal income taxes         475.9         423.1        (247.7)
     Federal income taxes (benefit)                              127.1         108.8        (126.0)
                                                               -------       -------       -------
     Operating income (loss)                                    $348.8        $314.3       $(121.7)
                                                               =======       =======       =======

                                                                     3Q
                                                                     2001          4Q             1Q
                                                                   ADJUSTED (1)   2001           2002
                                                                    ------        ------        ------
REVENUES
     Premiums                                                     $2,363.2      $2,574.0      $2,584.6
     Net investment income                                           488.1         498.8         487.8
     Fee income                                                       93.2          92.6         102.7
     Other revenues                                                   20.7          26.9          28.8
                                                                   -------       -------       -------
     Total revenues                                                2,965.2       3,192.3       3,203.9
                                                                   -------       -------       -------

CLAIMS AND EXPENSES

     Claims and claim adjustment expenses                          1,724.5       1,954.0       1,986.1
     Amortization of deferred acquisition costs                      380.8         435.5         426.4
     Interest expense                                                 46.4          40.1          35.8
     General and administrative expenses                             308.2         342.4         328.9
                                                                   -------       -------       -------
     Total claims and expenses                                     2,459.9       2,772.0       2,777.2
                                                                   -------       -------       -------

     Operating income (loss) before federal income taxes             505.3         420.3         426.7
     Federal income taxes (benefit)                                  137.5         106.0         100.1
                                                                   -------       -------       -------
     Operating income (loss)                                        $367.8        $314.3        $326.6
                                                                    ======       =======       =======


                                                                                      YTD          YTD
                                                                       2Q             2Q            2Q
                                                                       2002           2001         2002
                                                                      ------        ------        ------
REVENUES
     Premiums                                                       $2,756.7      $4,522.7      $5,341.3
     Net investment income                                             464.8       1,047.1         952.6
     Fee income                                                        108.8         161.6         211.5
     Other revenues                                                     25.5          68.1          54.3
                                                                     -------       -------       -------
     Total revenues                                                  3,355.8       5,799.5       6,559.7
                                                                     -------       -------       -------

CLAIMS AND EXPENSES

     Claims and claim adjustment expenses                            2,094.3       3,382.2       4,080.4
     Amortization of deferred acquisition costs                        446.1         722.4         872.5
     Interest expense                                                   39.8         118.4          75.6
     General and administrative expenses                               303.2         677.5         632.1
                                                                     -------       -------       -------
     Total claims and expenses                                       2,883.4       4,900.5       5,660.6
                                                                     -------       -------       -------

     Operating income (loss) before federal income taxes               472.4         899.0         899.1
     Federal income taxes (benefit)                                    115.6         235.9         215.7
                                                                     -------       -------       -------
     Operating income (loss)                                          $356.8        $663.1        $683.4
                                                                     =======       =======       =======


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.
PROPERTY CASUALTY OPERATIONS - SELECTED STATISTICS              [TRAVELERS LOGO]
(in millions)


                                                                           1Q                 2Q                3Q
                                                                          2001               2001              2001
                                                                       ---------          ---------          ---------
STATUTORY UNDERWRITING
Net written premiums                                                   $ 2,387.7          $ 2,431.1          $ 2,433.4

Net earned premiums                                                    $ 2,231.9          $ 2,290.8          $ 2,314.2
Losses and loss adjustment expenses                                      1,578.2            1,723.5            2,380.3
Other underwriting expenses                                                678.3              642.0              669.7
                                                                       ---------          ---------          ---------
Statutory underwriting gain (loss)                                         (24.6)             (74.7)            (735.8)
Policyholder dividends                                                       8.9                3.3                7.3
                                                                       ---------          ---------          ---------
Statutory underwriting gain (loss) after policyholder dividends        $   (33.5)         $   (78.0)         $  (743.1)
                                                                       =========          =========          =========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                                      70.7%              75.2%             102.9%
Other underwriting expense ratio                                            28.4%              26.4%              27.5%
                                                                       ---------          ---------          ---------
   Combined ratio                                                           99.1%             101.6%             130.4%
                                                                       =========          =========          =========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                           0.6%               3.7%              32.5%
Prior-year reserve development                                              (0.7)%             (1.2)%             (0.4)%

GAAP COMBINED RATIO (2,3)

Loss and loss adjustment expense ratio                                      70.6%              75.0%             102.7%
Other underwriting expense ratio                                            27.5%              26.8%              26.4%
                                                                       ---------          ---------          ---------
   Combined ratio                                                           98.1%             101.8%             129.1%
                                                                       =========          =========          =========

OTHER STATUTORY STATISTICS

Reserves for losses and loss adjustment expenses                       $19,272.4          $19,189.6          $19,772.1
Increase (decrease) in reserves*                                       $  (155.7)         $   (82.8)         $   582.5
Statutory surplus                                                      $ 7,436.5          $ 7,554.0          $ 7,465.4
Net written premiums/surplus (4)                                          1.24:1             1.25:1             1.27:1

                                                                                 3Q
                                                                                2001                4Q                 1Q
                                                                              ADJUSTED (1)         2001               2002
                                                                              ---------          ---------          ---------
STATUTORY UNDERWRITING
Net written premiums                                                          $ 2,482.4          $ 2,593.3          $ 2,725.1

Net earned premiums                                                           $ 2,363.2          $ 2,574.0          $ 2,584.6
Losses and loss adjustment expenses                                             1,676.3            1,911.0            1,935.5
Other underwriting expenses                                                       669.7              696.0              722.2
                                                                              ---------          ---------          ---------
Statutory underwriting gain (loss)                                                 17.2              (33.0)             (73.1)
Policyholder dividends                                                              7.3                8.8                7.4
                                                                              ---------          ---------          ---------
Statutory underwriting gain (loss) after policyholder dividends               $     9.9          $   (41.8)         $   (80.5)
                                                                              =========          =========          =========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                                             70.9%              74.2%              74.9%
Other underwriting expense ratio                                                   27.0%              26.8%              26.5%
                                                                              ---------          ---------          ---------
   Combined ratio                                                                  97.9%             101.0%             101.4%
                                                                              =========          =========          =========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                                   --                0.3%               0.6%
Prior-year reserve development                                                     (0.4)%              1.5%               3.9%

GAAP COMBINED RATIO (2,3)

Loss and loss adjustment expense ratio                                             70.7%              73.8%              74.6%
Other underwriting expense ratio                                                   25.9%              28.1%              25.9%
                                                                              ---------          ---------          ---------
   Combined ratio                                                                  96.6%             101.9%             100.5%
                                                                              =========          =========          =========

OTHER STATUTORY STATISTICS

Reserves for losses and loss adjustment expenses                              $19,772.1          $20,214.5          $20,193.0
Increase (decrease) in reserves*                                              $   582.5          $   442.4          $   (21.5)
Statutory surplus                                                             $ 7,465.4          $ 7,687.3          $ 7,692.9
Net written premiums/surplus (4)                                                 1.27:1             1.36:1             1.37:1


                                                                                                        YTD                YTD
                                                                                      2Q                2Q                 2Q
                                                                                    2002               2001               2002
                                                                                  ---------          ---------          ---------
STATUTORY UNDERWRITING
Net written premiums                                                              $ 3,095.5          $ 4,818.8          $ 5,820.6

Net earned premiums                                                               $ 2,756.7          $ 4,522.7          $ 5,341.3
Losses and loss adjustment expenses                                                 2,053.9            3,301.7            3,989.4
Other underwriting expenses                                                           760.9            1,320.3            1,483.1
                                                                                  ---------          ---------          ---------
Statutory underwriting gain (loss)                                                    (58.1)             (99.3)            (131.2)
Policyholder dividends                                                                 (1.7)              12.2                5.7
                                                                                  ---------          ---------          ---------
Statutory underwriting gain (loss) after policyholder dividends                   $   (56.4)         $  (111.5)         $  (136.9)
                                                                                  =========          =========          =========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                                                 74.5%              73.0%              74.7%
Other underwriting expense ratio                                                       24.6%              27.4%              25.5%
                                                                                  ---------          ---------          ---------
   Combined ratio                                                                      99.1%             100.4%             100.2%
                                                                                  =========          =========          =========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                                      0.8%               2.1%               0.7%
Prior-year reserve development                                                          3.4%              (1.0)%              3.7%

GAAP COMBINED RATIO (2,3)

Loss and loss adjustment expense ratio                                                 74.1%              72.8%              74.3%
Other underwriting expense ratio                                                       22.5%              27.1%              24.1%
                                                                                  ---------          ---------          ---------
   Combined ratio                                                                      96.6%              99.9%              98.4%
                                                                                  =========          =========          =========

OTHER STATUTORY STATISTICS

Reserves for losses and loss adjustment expenses                                  $20,306.8          $19,189.6          $20,306.8
Increase (decrease) in reserves*                                                  $   113.8          $  (238.5)         $    92.3
Statutory surplus                                                                 $ 7,645.2          $ 7,554.0          $ 7,645.2
Net written premiums/surplus (4)                                                     1.44:1             1.25:1             1.44:1


* Payments on environmental and cumulative injury claims incurred in prior years are reflected as a decrease in reserves. Such payments do not have any impact on reported GAAP earnings.

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001. Other statutory statistics have not been adjusted.

(2)      Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01, $51.6 million and $51.1 million in 1Q02 and $52.0 million and $56.8 million in 2Q02, respectively.

(4)   Based on 12 month rolling net written premiums.

TRAVELERS PROPERTY CASUALTY CORP.

PROPERTY CASUALTY OPERATIONS - WRITTEN AND EARNED PREMIUMS      [TRAVELERS LOGO]
(in millions)





                              1Q               2Q               3Q
                             2001             2001             2001
                           --------         --------         --------
WRITTEN PREMIUMS
   Direct                  $2,666.2         $2,631.1         $2,782.0
   Assumed                    177.6            185.1            172.9
   Ceded                     (456.1)          (385.1)          (521.5)
                           --------         --------         --------
   Net                     $2,387.7         $2,431.1         $2,433.4
                           ========         ========         ========


EARNED PREMIUMS

   Direct                  $2,460.1         $2,534.7         $2,606.8
   Assumed                    213.7            186.9            183.3
   Ceded                     (441.9)          (430.8)          (475.9)
                           --------         --------         --------
   Net                     $2,231.9         $2,290.8         $2,314.2
                           ========         ========         ========


                                 3Q
                                 2001              4Q               1Q
                               ADJUSTED (1)       2001             2002
                               --------         --------         --------
WRITTEN PREMIUMS
   Direct                      $2,782.0         $2,916.0         $3,176.2
   Assumed                        172.9            137.5            124.5
   Ceded                         (472.5)          (460.2)          (575.6)
                               --------         --------         --------
   Net                         $2,482.4         $2,593.3         $2,725.1
                               ========         ========         ========


EARNED PREMIUMS

   Direct                      $2,606.8         $2,858.5         $2,920.8
   Assumed                        183.3            193.2            150.1
   Ceded                         (426.9)          (477.7)          (486.3)
                               --------         --------         --------
   Net                         $2,363.2         $2,574.0         $2,584.6
                               ========         ========         ========


                                                    YTD              YTD
                                    2Q              2Q               2Q
                                   2002             2001             2002
                                 --------         --------         --------
WRITTEN PREMIUMS
   Direct                        $3,315.6         $5,297.3         $6,491.8
   Assumed                          189.6            362.7            314.1
   Ceded                           (409.7)          (841.2)          (985.3)
                                 --------         --------         --------
   Net                           $3,095.5         $4,818.8         $5,820.6
                                 ========         ========         ========


EARNED PREMIUMS

   Direct                        $3,078.5         $4,994.8         $5,999.3
   Assumed                          183.3            400.6            333.4
   Ceded                           (505.1)          (872.7)          (991.4)
                                 --------         --------         --------
   Net                           $2,756.7         $4,522.7         $5,341.3
                                 ========         ========         ========


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
COMMERCIAL LINES STATEMENT OF OPERATING INCOME
(in millions)



                                                            1Q           2Q            3Q
                                                           2001         2001          2001
                                                          ------        ------        ------
REVENUES
Premiums                                                 $1,288.5      $1,312.5      $1,310.8
Net investment income                                       416.7         416.9         382.1
Fee income                                                   77.7          83.9          93.2
Other revenues                                                8.3          22.7           3.3
                                                           ------        ------        ------
   Total revenues                                         1,791.2       1,836.0       1,789.4
                                                           ------        ------        ------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                        948.2         980.8        1,627.1
Amortization of deferred acquisition costs                  188.3         208.3         209.6
Interest expense                                               --            --            --
General and administrative expenses                         245.5         234.4         208.7
                                                           ------        ------        ------
   Total claims and expenses                              1,382.0       1,423.5       2,045.4
                                                           ------        ------        ------

Operating income (loss) before federal income taxes         409.2         412.5        (256.0)
Federal income taxes (benefit)                              108.5         110.0        (124.0)
                                                           ------        ------        ------
Operating income (loss)                                    $300.7        $302.5        $(132.0)
                                                           ======        ======        ======

                                                             3Q
                                                           2001           4Q            1Q
                                                         ADJUSTED (1)    2001          2002
                                                         --------      --------      --------
REVENUES
Premiums                                                  $1,355.8      $1,535.2      $1,554.6
Net investment income                                        382.1         400.6         382.4
Fee income                                                    93.2          92.6         102.7
Other revenues                                                 3.3           7.1           7.7
                                                            ------        ------        ------
   Total revenues                                          1,834.4       2,035.5       2,047.4
                                                            ------        ------        ------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                         983.1        1,155.6       1,200.2
Amortization of deferred acquisition costs                   209.6         258.7         251.3
Interest expense                                                --            --           0.6
General and administrative expenses                          208.7         243.6         233.3
                                                            ------        ------        ------
   Total claims and expenses                               1,401.4       1,657.9       1,685.4
                                                            ------        ------        ------

Operating income (loss) before federal income taxes          433.0         377.6         362.0
Federal income taxes (benefit)                               117.1          96.6          84.4
                                                            ------        ------        ------
Operating income (loss)                                     $315.9        $281.0        $277.6
                                                            ======        ======        ======

                                                                         YTD            YTD
                                                           2Q            2Q             2Q
                                                          2002          2001           2002
                                                          ------        ------        ------
REVENUES
Premiums                                                 $1,688.4      $2,601.0      $3,243.0
Net investment income                                       369.7         833.6         752.1
Fee income                                                  108.8         161.6         211.5
Other revenues                                                6.2          31.0          13.9
                                                           ------        ------        ------
   Total revenues                                         2,173.1       3,627.2       4,220.5
                                                           ------        ------        ------

CLAIMS AND EXPENSES

Claims and claim adjustment expenses                      1,276.2       1,929.0       2,476.4
Amortization of deferred acquisition costs                  265.8         396.6         517.1
Interest expense                                              0.6            --           1.2
General and administrative expenses                         218.4         479.9         451.7
                                                           ------        ------        ------
   Total claims and expenses                              1,761.0       2,805.5       3,446.4
                                                           ------        ------        ------

Operating income (loss) before federal income taxes         412.1         821.7         774.1
Federal income taxes (benefit)                              101.6         218.5         186.0
                                                           ------        ------        ------
Operating income (loss)                                    $310.5        $603.2        $588.1
                                                           ======        ======        ======

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

 TRAVELERS PROPERTY CASUALTY CORP.
 COMMERCIAL LINES - SELECTED STATISTICS                         [TRAVELERS LOGO]
 (in millions)

                                                                          1Q                2Q                3Q
                                                                         2001              2001              2001
                                                                       --------          --------          --------
GAAP OPERATING INCOME (LOSS)                                           $  300.7          $  302.5          $ (132.0)
                                                                       ========          ========          ========

STATUTORY UNDERWRITING

Net written premiums                                                   $1,444.9          $1,375.6          $1,358.0

Net  earned premiums                                                   $1,288.5          $1,312.5          $1,310.8
Losses and loss adjustment expenses                                       901.5             947.0           1,578.9
Other underwriting expenses                                               430.3             383.7             396.2
                                                                       --------          --------          --------
Statutory underwriting gain (loss)                                        (43.3)            (18.2)           (664.3)
Policyholder dividends                                                      8.9               3.3               7.3
                                                                       --------          --------          --------
Statutory underwriting gain (loss) after policyholder dividends        $  (52.2)         $  (21.5)         $ (671.6)
                                                                       ========          ========          ========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                                     70.0%             72.2%            120.5%
Other underwriting expense ratio                                           29.8%             27.9%             29.2%
                                                                       --------          --------          --------
   Combined ratio                                                          99.8%            100.1%            149.7%
                                                                       ========          ========          ========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                          1.0%              1.4%             52.6%
Prior-year reserve development                                             (0.8)%            (1.0)%            (0.4)%

GAAP COMBINED RATIO (2,3)

Loss and loss adjustment expense ratio                                     69.8%             71.7%            120.1%
Other underwriting expense ratio                                           27.4%             28.7%             27.3%
                                                                       --------          --------          --------
   Combined ratio                                                          97.2%            100.4%            147.4%
                                                                       ========          ========          ========

OTHER STATISTICS

Effective tax rate on net investment income                                26.5%             26.7%             25.8%
Net investment income (after-tax)                                      $  306.1          $  305.7          $  283.7

Catastrophe losses, net of reinsurance (pre-tax)                       $   12.6          $   19.0          $  689.0
Asbestos and environmental losses (pre-tax)                            $   49.0          $   50.0          $   49.0
Goodwill amortization                                                  $   12.0          $   12.0          $   12.0


                                                                              3Q
                                                                             2001                4Q                1Q
                                                                          ADJUSTED (1)          2001              2002
                                                                          --------            --------          --------
GAAP OPERATING INCOME (LOSS)                                                $  315.9          $  281.0          $  277.6
                                                                            ========          ========          ========

STATUTORY UNDERWRITING

Net written premiums                                                        $1,403.0          $1,559.1          $1,687.7

Net  earned premiums                                                        $1,355.8          $1,535.2          $1,554.6
Losses and loss adjustment expenses                                            934.9           1,112.6           1,149.8
Other underwriting expenses                                                    396.2             434.6             460.6
                                                                            --------          --------          --------
Statutory underwriting gain (loss)                                              24.7             (12.0)            (55.8)
Policyholder dividends                                                           7.3               8.8               7.4
                                                                            --------          --------          --------
Statutory underwriting gain (loss) after policyholder dividends             $   17.4          $  (20.8)         $  (63.2)
                                                                            ========          ========          ========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                                          69.0%             72.5%             74.0%
Other underwriting expense ratio                                                28.2%             27.9%             27.3%
                                                                            --------          --------          --------
   Combined ratio                                                               97.2%            100.4%            101.3%
                                                                            ========          ========          ========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                                --               0.2%               --
Prior-year reserve development                                                  (0.4)%             2.9%              6.2%

GAAP COMBINED RATIO (2,3)

Loss and loss adjustment expense ratio                                          68.6%             71.7%             73.4%
Other underwriting expense ratio                                                26.4%             29.2%             25.7%
                                                                            --------          --------          --------
   Combined ratio                                                               95.0%            100.9%             99.1%
                                                                            ========          ========          ========

OTHER STATISTICS

Effective tax rate on net investment income                                     25.8%             25.8%             25.4%
Net investment income (after-tax)                                           $  283.7          $  297.3          $  285.4

Catastrophe losses, net of reinsurance (pre-tax)                            $     --          $    3.2          $     --
Asbestos and environmental losses (pre-tax)                                 $   49.0          $   87.0          $   64.0
Goodwill amortization                                                       $   12.0          $   14.3          $     --

                                                                                                YTD              YTD
                                                                              2Q                2Q               2Q
                                                                             2002              2001              2002
                                                                           --------          --------          --------
GAAP OPERATING INCOME (LOSS)                                               $  310.5          $  603.2          $  588.1
                                                                           ========          ========          ========

STATUTORY UNDERWRITING

Net written premiums                                                       $1,921.5          $2,820.5          $3,609.2

Net  earned premiums                                                       $1,688.4          $2,601.0          $3,243.0
Losses and loss adjustment expenses                                         1,235.5           1,848.5           2,385.3
Other underwriting expenses                                                   482.0             814.0             942.6
                                                                           --------          --------          --------
Statutory underwriting gain (loss)                                            (29.1)            (61.5)            (84.9)
Policyholder dividends                                                         (1.7)             12.2               5.7
                                                                           --------          --------          --------
Statutory underwriting gain (loss) after policyholder dividends            $  (27.4)         $  (73.7)         $  (90.6)
                                                                           ========          ========          ========

STATUTORY COMBINED RATIO (2)

Loss and loss adjustment expense ratio                                         73.2%             71.1%             73.6%
Other underwriting expense ratio                                               25.1%             28.9%             26.1%
                                                                           --------          --------          --------
   Combined ratio                                                              98.3%            100.0%             99.7%
                                                                           ========          ========          ========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                               --               1.2%               --
Prior-year reserve development                                                  5.4%             (0.9)%             5.8%

GAAP COMBINED RATIO (2,3)

Loss and loss adjustment expense ratio                                         72.6%             70.7%             73.0%
Other underwriting expense ratio                                               22.2%             28.1%             23.9%
                                                                           --------          --------          --------
   Combined ratio                                                              94.8%             98.8%             96.9%
                                                                           ========          ========          ========

OTHER STATISTICS

Effective tax rate on net investment income                                    24.9%             26.6%             25.2%
Net investment income (after-tax)                                          $  277.5          $  611.8          $  562.9

Catastrophe losses, net of reinsurance (pre-tax)                           $     --          $   31.6          $     --
Asbestos and environmental losses (pre-tax)                                $   65.0          $   99.0          $  129.0
Goodwill amortization                                                      $     --          $   24.0          $     --


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2)      Before policyholder dividends.

(3) For purposes of computing GAAP combined ratios, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses. Fee income allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses was $40.5 million and $37.2 million in 1Q01, $36.6 million and $47.3 million in 2Q01, $45.6 million and $47.6 million in 3Q01, $45.3 million and $47.3 million in 4Q01, $51.6 million and $51.1 million in 1Q02 and $52.0 million and $56.8 million in 2Q02, respectively.

TRAVELERS PROPERTY CASUALTY CORP.

COMMERCIAL LINES - NET WRITTEN PREMIUMS BY MARKET               [TRAVELERS LOGO]
 AND PRODUCT LINE
(in millions)


                                              1Q            2Q            3Q
                                             2001          2001          2001
                                          --------      --------      --------
NET WRITTEN PREMIUMS BY MARKET

National Accounts                           $126.2        $ 77.0        $115.8
Commercial Accounts                          546.9         527.1         528.8
Select Accounts                              429.4         439.6         411.7
Bond                                         167.6         142.4         147.8
Gulf                                         174.8         189.5         153.9
                                          --------      --------      --------
    Total net written premiums            $1,444.9      $1,375.6      $1,358.0
                                          ========      ========      ========

NET WRITTEN PREMIUMS BY PRODUCT LINE

Commercial multi-peril                      $450.4        $421.2        $411.1
Workers' compensation                        308.5         228.7         251.9
Commercial automobile                        206.0         203.0         223.3
Property                                     195.8         241.5         180.1
Fidelity and surety                          120.4         133.0         134.5
General liability                            163.8         148.2         157.1
                                          --------      --------      --------
    Total net written premiums            $1,444.9      $1,375.6      $1,358.0
                                          ========      ========      ========

                                                 3Q
                                                2001           4Q            1Q
                                              ADJUSTED (1)    2001          2002
                                              --------      --------      --------
NET WRITTEN PREMIUMS BY MARKET

National Accounts                               $120.8        $ 99.9        $ 96.8
Commercial Accounts                              561.8         804.3         859.3
Select Accounts                                  415.7         432.5         455.0
Bond                                             147.8         132.4         131.6
Gulf                                             156.9          90.0         145.0
                                              --------      --------      --------
    Total net written premiums                $1,403.0      $1,559.1      $1,687.7
                                              ========      ========      ========

NET WRITTEN PREMIUMS BY PRODUCT LINE

Commercial multi-peril                          $415.1        $475.2        $514.6
Workers' compensation                            256.9         241.5         272.6
Commercial automobile                            223.3         282.0         308.6
Property                                         216.1         215.7         241.1
Fidelity and surety                              134.5         118.7         117.4
General liability                                157.1         226.0         233.4
                                              --------      --------      --------
    Total net written premiums                $1,403.0      $1,559.1      $1,687.7
                                              ========      ========      ========


                                                               YTD           YTD
                                                   2Q          2Q            2Q
                                                 2002          2001          2002
                                               --------      --------      --------
NET WRITTEN PREMIUMS BY MARKET

National Accounts                                $196.8        $203.2        $293.6
Commercial Accounts                               912.1       1,074.0       1,771.4
Select Accounts                                   472.9         869.0         927.9
Bond                                              159.5         310.0         291.1
Gulf                                              180.2         364.3         325.2
                                               --------      --------      --------
    Total net written premiums                 $1,921.5      $2,820.5      $3,609.2
                                               ========      ========      ========

NET WRITTEN PREMIUMS BY PRODUCT LINE

Commercial multi-peril                           $527.4        $871.6      $1,042.0
Workers' compensation                             254.7         537.2         527.3
Commercial automobile                             422.4         409.0         731.0
Property                                          319.5         437.3         560.6
Fidelity and surety                               136.3         253.4         253.7
General liability                                 261.2         312.0         494.6
                                               --------      --------      --------
    Total net written premiums                 $1,921.5      $2,820.5      $3,609.2
                                               ========      ========      ========

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.
COMMERCIAL LINES - SELECTED PRODUCTION STATISTICS               [TRAVELERS LOGO]
(in millions)





                                        1Q             2Q             3Q
                                       2001           2001           2001
                                      ------         ------         ------
NATIONAL ACCOUNTS

    Net written premiums              $126.2         $ 77.0         $115.8
    Claim volume under
      administration                  $766.4         $478.7         $414.0
    Written fees                      $106.7         $ 84.4         $ 73.1

COMMERCIAL ACCOUNTS

    Net written premiums
      excluding acquisitions (2)      $546.9         $527.1         $528.8
    New business premiums (2)         $102.3         $106.3         $115.4
    Retention (2,3)                       71%            70%            71%
    Renewal price change (2,4)            23%            14%            19%
    Net written premiums
      from acquisitions (5)           $   --         $   --         $   --

SELECT ACCOUNTS

    Net written premiums              $429.4         $439.6         $411.7
    New business premiums             $ 76.0         $ 71.0         $ 65.8
    Retention (3)                         80%            79%            81%
    Renewal price change (4)              15%            15%            14%

BOND

    Gross written premiums            $155.9         $164.7         $168.1
    Net written premiums              $167.6         $142.4         $147.8

GULF

    Gross written premiums            $351.8         $360.1         $325.7
    Net written premiums              $174.8         $189.5         $153.9




                                            3Q
                                           2001            4Q             1Q
                                         ADJUSTED (1)     2001           2002
                                          ------         ------         ------
NATIONAL ACCOUNTS

    Net written premiums                  $120.8         $ 99.9         $ 96.8
    Claim volume under
      administration                      $414.0         $593.2         $871.3
    Written fees                          $ 73.1         $ 96.8         $138.3

COMMERCIAL ACCOUNTS

    Net written premiums
      excluding acquisitions (2)          $561.8         $636.9         $675.8
    New business premiums (2)             $115.4         $183.0         $187.3
    Retention (2,3)                           71%            72%            75%
    Renewal price change (2,4)                19%            20%            24%
    Net written premiums
      from acquisitions (5)               $   --         $167.4         $183.5

SELECT ACCOUNTS

    Net written premiums                  $415.7         $432.5         $455.0
    New business premiums                 $ 65.8         $ 63.0         $ 66.8
    Retention (3)                             81%            81%            79%
    Renewal price change (4)                  14%            14%            17%

BOND

    Gross written premiums                $168.1         $157.1         $178.1
    Net written premiums                  $147.8         $132.4         $131.6

GULF

    Gross written premiums                $325.7         $248.9         $309.3
    Net written premiums                  $156.9         $ 90.0         $145.0




                                                             YTD            YTD
                                               2Q             2Q             2Q
                                              2002           2001           2002
                                             ------         ------         ------
NATIONAL ACCOUNTS

    Net written premiums                     $196.8         $203.2         $293.6
    Claim volume under
      administration                         $595.3       $1,245.1       $1,466.6
    Written fees                             $117.7         $191.1         $256.0

COMMERCIAL ACCOUNTS

    Net written premiums
      excluding acquisitions (2)             $612.6       $1,074.0       $1,288.4
    New business premiums (2)                $171.1         $208.6         $358.4
    Retention (2,3)                              74%            70%            74%
    Renewal price change (2,4)                   23%            18%            23%
    Net written premiums
      from acquisitions (5)                  $299.5         $   --         $483.0

SELECT ACCOUNTS

    Net written premiums                     $472.9         $869.0         $927.9
    New business premiums                    $ 71.4         $147.0         $138.2
    Retention (3)                                80%            80%            79%
    Renewal price change (4)                     18%            15%            17%

BOND

    Gross written premiums                   $183.5         $320.6         $361.6
    Net written premiums                     $159.5         $310.0         $291.1

GULF

    Gross written premiums                   $338.7         $711.9         $648.0
    Net written premiums                     $180.2         $364.3         $325.2


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2) Excludes Northland and Associates acquired in the fourth quarter of 2001.

(3) Retention represents the estimated percentage of premium available for renewal which renewed in the current period.

(4) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(5) Represents Northland and Associates acquired in the fourth quarter of 2001.

TRAVELERS PROPERTY CASUALTY CORP.
PERSONAL LINES STATEMENT OF OPERATING INCOME                    [TRAVELERS LOGO]
(in millions)



                                                      1Q            2Q            3Q
                                                     2001          2001          2001
                                                    ------        ------        ------
REVENUES
Premiums                                            $943.4        $978.3      $1,003.4
Net investment income                                114.2         102.7          95.9
Other revenues                                        18.5          17.9          17.4
                                                    ------        ------        ------
   Total revenues                                  1,076.1       1,098.9       1,116.7
                                                    ------        ------        ------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses                 676.6         776.6         801.4
Amortization of deferred acquisition costs           160.2         165.6         171.2
General and administrative expenses                   98.8          88.5          98.7
                                                    ------        ------        ------
   Total claims and expenses                         935.6       1,030.7       1,071.3
                                                    ------        ------        ------

Operating income before federal income taxes         140.5          68.2          45.4
Federal income taxes                                  44.1          18.5          10.6
                                                    ------        ------        ------
Operating income                                    $ 96.4        $ 49.7        $ 34.8
                                                    ======        ======        ======


                                                            3Q
                                                        2001            4Q            1Q
                                                       ADJUSTED (1)    2001          2002
                                                        ------        ------        ------
REVENUES
Premiums                                              $1,007.4      $1,038.8      $1,030.0
Net investment income                                     95.9          97.4         104.3
Other revenues                                            17.4          19.5          21.1
                                                        ------        ------        ------
   Total revenues                                      1,120.7       1,155.7       1,155.4
                                                        ------        ------        ------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses                     741.4         798.4         785.9
Amortization of deferred acquisition costs               171.2         176.8         175.1
General and administrative expenses                       98.7          96.9          95.7
                                                        ------        ------        ------
   Total claims and expenses                           1,011.3       1,072.1       1,056.7
                                                        ------        ------        ------

Operating income before federal income taxes             109.4          83.6          98.7
Federal income taxes                                      33.0          23.5          27.5
                                                        ------        ------        ------
Operating income                                        $ 76.4        $ 60.1        $ 71.2
                                                        ======        ======        ======


                                                                        YTD          YTD
                                                          2Q            2Q            2Q
                                                         2002          2001          2002
                                                        ------        ------        ------
REVENUES
Premiums                                              $1,068.3      $1,921.7      $2,098.3
Net investment income                                     95.3         216.9         199.6
Other revenues                                            19.2          36.4          40.3
                                                        ------        ------        ------
   Total revenues                                      1,182.8       2,175.0       2,338.2
                                                        ------        ------        ------

CLAIMS AND EXPENSES
Claims and claim adjustment expenses                     818.1       1,453.2       1,604.0
Amortization of deferred acquisition costs               180.3         325.8         355.4
General and administrative expenses                       87.5         187.3         183.2
                                                        ------        ------        ------
   Total claims and expenses                           1,085.9       1,966.3       2,142.6
                                                        ------        ------        ------

Operating income before federal income taxes              96.9         208.7         195.6
Federal income taxes                                      26.9          62.6          54.4
                                                        ------        ------        ------
Operating income                                        $ 70.0        $146.1        $141.2
                                                        ======        ======        ======


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

 TRAVELERS PROPERTY CASUALTY CORP.
 PERSONAL LINES - SELECTED STATISTICS                           [TRAVELERS LOGO]
 (in millions)


                                                          1Q              2Q              3Q
                                                         2001            2001            2001
                                                        ------          ------          ------
GAAP OPERATING INCOME                                   $ 96.4          $ 49.7          $ 34.8
                                                        ======          ======          ======

STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE
Auto                                                    $621.7          $653.7          $663.0
Homeowners and other                                     321.1           401.8           412.4
                                                        ------          ------          ------
  Total net written premiums                            $942.8        $1,055.5        $1,075.4
                                                        ======          ======          ======

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                      $756.2          $847.0          $868.1
Additional distribution                                  159.1           174.5           179.7
Other                                                     27.5            34.0            27.6
                                                        ------          ------          ------
  Total net written premiums                            $942.8        $1,055.5        $1,075.4
                                                        ======          ======          ======

Net earned premiums                                     $943.4          $978.3        $1,003.4
Losses and loss adjustment expenses                      676.7           776.5           801.4
Other underwriting expenses                              248.0           258.3           273.5
                                                        ------          ------          ------
Statutory underwriting gain (loss)                      $ 18.7          $(56.5)         $(71.5)
                                                        ======          ======          ======

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                    71.7%           79.4%           79.9%
Other underwriting expense ratio                          26.3%           24.5%           25.4%
                                                        ------          ------          ------
   Combined ratio                                         98.0%          103.9%          105.3%
                                                        ======          ======          ======

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                          --             6.6%            6.4%
Prior-year reserve development                            (0.6)%          (1.4)%          (0.5)%

GAAP COMBINED RATIO

Loss and loss adjustment expense ratio                    71.7%           79.4%           79.9%
Other underwriting expense ratio                          27.5%           24.3%           25.2%
                                                        ------          ------          ------
   Combined ratio                                         99.2%          103.7%          105.1%
                                                        ======          ======          ======

OTHER STATISTICS

Effective tax rate on net investment income               29.2%           28.1%           27.7%
Net investment income (after-tax)                       $ 80.9          $ 73.8          $ 69.3

Catastrophe losses, net of reinsurance (pre-tax)        $   --          $ 65.0          $ 64.0
Goodwill amortization                                   $  4.5          $  4.5          $  4.5


                                                                 3Q
                                                                2001             4Q              1Q
                                                              ADJUSTED (1)      2001            2002
                                                               ------          ------          ------
GAAP OPERATING INCOME                                          $ 76.4          $ 60.1          $ 71.2
                                                               ======          ======          ======

STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE
Auto                                                           $663.0          $652.3          $687.1
Homeowners and other                                            416.4           381.9           350.3
                                                               ------          ------          ------
  Total net written premiums                                 $1,079.4        $1,034.2        $1,037.4
                                                               ======          ======          ======

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                             $871.4          $836.6          $850.7
Additional distribution                                         180.4           173.8           165.0
Other                                                            27.6            23.8            21.7
                                                               ------          ------          ------
  Total net written premiums                                 $1,079.4        $1,034.2        $1,037.4
                                                               ======          ======          ======

Net earned premiums                                          $1,007.4        $1,038.8        $1,030.0
Losses and loss adjustment expenses                             741.4           798.4           785.7
Other underwriting expenses                                     273.5           261.4           261.6
                                                               ------          ------          ------
Statutory underwriting gain (loss)                             $ (7.5)         $(21.0)         $(17.3)
                                                               ======          ======          ======

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                           73.6%           76.9%           76.3%
Other underwriting expense ratio                                 25.3%           25.3%           25.2%
                                                               ------          ------          ------
   Combined ratio                                                98.9%          102.2%          101.5%
                                                               ======          ======          ======

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                 --             0.3%            1.6%
Prior-year reserve development                                   (0.5)%          (0.6)%           0.5%

GAAP COMBINED RATIO

Loss and loss adjustment expense ratio                           73.6%           76.9%           76.3%
Other underwriting expense ratio                                 25.1%           26.6%           26.2%
                                                               ------          ------          ------
   Combined ratio                                                98.7%          103.5%          102.5%
                                                               ======          ======          ======

OTHER STATISTICS

Effective tax rate on net investment income                      27.7%           27.9%           28.2%
Net investment income (after-tax)                              $ 69.3          $ 70.2          $ 75.0

Catastrophe losses, net of reinsurance (pre-tax)               $   --          $  3.5          $ 16.0
Goodwill amortization                                          $  4.5          $  5.0          $   --


                                                                                      YTD             YTD
                                                                       2Q              2Q              2Q
                                                                      2002            2001            2002
                                                                     ------          ------          ------
GAAP OPERATING INCOME                                              $   70.0        $  146.1        $  141.2
                                                                   ========        ========        ========

STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY PRODUCT LINE
Auto                                                               $  714.6        $1,275.4        $1,401.7
Homeowners and other                                                  459.4           722.9           809.7
                                                                   --------        --------        --------
  Total net written premiums                                       $1,174.0        $1,998.3        $2,211.4
                                                                   ========        ========        ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                                   $961.4        $1,603.2        $1,812.1
Additional distribution                                               186.2           333.6           351.2
Other                                                                  26.4            61.5            48.1
                                                                   --------        --------        --------
  Total net written premiums                                       $1,174.0        $1,998.3        $2,211.4
                                                                     ======          ======          ======

Net earned premiums                                                $1,068.3        $1,921.7        $2,098.3
Losses and loss adjustment expenses                                   818.4         1,453.2         1,604.1
Other underwriting expenses                                           278.9           506.3           540.5
                                                                   --------        --------        --------
Statutory underwriting gain (loss)                                 $  (29.0)       $  (37.8)       $  (46.3)
                                                                   ========        ========        ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                                 76.6%           75.6%           76.4%
Other underwriting expense ratio                                       23.8%           25.3%           24.4%
                                                                   --------        --------        --------
   Combined ratio                                                     100.4%          100.9%          100.8%
                                                                   ========        ========        ========

IMPACT ON STATUTORY COMBINED RATIO

Catastrophe losses                                                      2.1%            3.4%            1.8%
Prior-year reserve development                                          0.4%           (1.0)%           0.4%

GAAP COMBINED RATIO

Loss and loss adjustment expense ratio                                 76.6%           75.6%           76.4%
Other underwriting expense ratio                                       22.9%           25.8%           24.5%
                                                                   --------        --------        --------
   Combined ratio                                                      99.5%          101.4%          100.9%
                                                                   ========        ========        ========

OTHER STATISTICS

Effective tax rate on net investment income                            27.6%           28.7%           27.9%
Net investment income (after-tax)                                  $   69.0        $  154.7        $  144.0

Catastrophe losses, net of reinsurance (pre-tax)                   $   22.0        $   65.0        $   38.0
Goodwill amortization                                              $     --        $    9.0        $     --


(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

        TRAVELERS PROPERTY CASUALTY CORP.
        PERSONAL LINES - SELECTED STATISTICS - AUTO            [TRAVELERS LOGO]
        (in millions)


                                                                                                3Q
                                                              1Q          2Q         3Q        2001           4Q
                                                             2001        2001       2001     ADJUSTED (1)    2001
                                                            ---------   --------   --------  --------      --------
        STATUTORY UNDERWRITING
        NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                          $  515.8    $  544.3   $  558.5  $  558.5      $  551.2
Additional distribution                                         80.2        77.1       78.2      78.2          78.4
Other                                                           25.7        32.3       26.3      26.3          22.7
                                                            ---------   --------   --------  --------      --------
  Total net written premiums                                $  621.7    $  653.7   $  663.0  $  663.0      $  652.3
                                                            =========   ========   ========  ========      ========

Net earned premiums                                         $  588.2    $  613.7   $  632.4  $  632.4      $  656.3
Losses and loss adjustment expenses                            462.6       498.7      516.5     508.0         532.7
Other underwriting expenses                                    151.4       150.7      155.3     155.3         152.4
                                                            ---------   --------   --------  --------      --------
Statutory underwriting loss                                 $  (25.8)   $  (35.7)  $  (39.4) $  (30.9)     $  (28.8)
                                                            =========   ========   ========  ========      ========
STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                          78.6%       81.3%      81.7%     80.3%         81.2%
Other underwriting expense ratio                                24.4%       23.1%      23.4%     23.4%         23.4%
                                                            ---------   --------   --------  --------      --------
   Combined ratio                                              103.0%      104.4%     105.1%    103.7%        104.6%
                                                            =========   ========   ========  ========      ========

Catastrophe losses, net of reinsurance (pre-tax)            $   --      $   13.5   $    8.5  $   --        $   (0.9)


                                                                                     YTD          YTD
                                                                1Q        2Q         2Q           2Q
                                                               2002      2002       2001         2002
                                                              --------  --------  ----------   ----------
        STATUTORY UNDERWRITING
        NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL
Independent agents                                            $  587.1  $  610.0  $  1,060.1   $  1,197.1
Additional distribution                                           79.5      79.4       157.3        158.9
Other                                                             20.5      25.2        58.0         45.7
                                                              --------  --------  ----------   ----------
  Total net written premiums                                  $  687.1  $  714.6  $  1,275.4   $  1,401.7
                                                              ========  ========  ==========   ==========

Net earned premiums                                           $  650.8  $  674.6  $  1,201.9   $  1,325.4
Losses and loss adjustment expenses                              530.9     546.1       961.3      1,077.0
Other underwriting expenses                                      159.8     161.5       302.1        321.3
                                                              --------  --------  ----------   ----------
Statutory underwriting loss                                   $  (39.9) $  (33.0) $    (61.5)  $    (72.9)
                                                              ========  ========  ==========   ==========
STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                            81.6%     81.0%       80.0%        81.3%
Other underwriting expense ratio                                  23.3%     22.6%       23.7%        22.9%
                                                              --------  --------  ----------   ----------
   Combined ratio                                                104.9%    103.6%      103.7%       104.2%
                                                              ========  ========  ==========   ==========

Catastrophe losses, net of reinsurance (pre-tax)              $   --    $   --    $     13.5   $     --

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

        TRAVELERS PROPERTY CASUALTY CORP.
        PERSONAL LINES - SELECTED STATISTICS - HOMEOWNERS AND OTHER
        (in millions)                                           [TRAVELERS LOGO]

                                                                                             3Q
                                                               1Q        2Q        3Q       2001
                                                              2001      2001      2001    ADJUSTED (1)
                                                            --------  --------  --------  --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                          $  240.4  $  302.7  $  309.6  $  312.9
Additional distribution                                         78.9      97.4     101.5     102.2
Other                                                            1.8       1.7       1.3       1.3
                                                            --------  --------  --------  --------
  Total net written premiums                                $  321.1  $  401.8  $  412.4  $  416.4
                                                            ========  ========  ========  ========

Net earned premiums                                         $  355.2  $  364.6  $  371.0  $  375.0
Losses and loss adjustment expenses                            214.1     277.8     284.9     233.4
Other underwriting expenses                                     96.6     107.6     118.2     118.2
                                                            --------  --------  --------  --------
Statutory underwriting gain (loss)                          $   44.5  $  (20.8) $  (32.1) $   23.4
                                                            ========  ========  ========  ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                          60.3%     76.2%     76.8%     62.2%
Other underwriting expense ratio                                30.1%     26.8%     28.7%     28.4%
                                                            --------  --------  --------  --------
   Combined ratio                                               90.4%    103.0%    105.5%     90.6%
                                                            ========  ========  ========  ========

Catastrophe losses, net of reinsurance (pre-tax)            $   --    $   51.5  $   55.5  $     --


                                                                                            YTD      YTD
                                                             4Q         1Q        2Q        2Q        2Q
                                                            2001       2002      2002      2001      2002
                                                           --------  --------  --------  --------  --------
STATUTORY UNDERWRITING

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL

Independent agents                                         $  285.4  $  263.6  $  351.4  $  543.1  $  615.0
Additional distribution                                        95.4      85.5     106.8     176.3     192.3
Other                                                           1.1       1.2       1.2       3.5       2.4
                                                           --------  --------  --------  --------  --------
  Total net written premiums                               $  381.9  $  350.3  $  459.4  $  722.9  $  809.7
                                                           ========  ========  ========  ========  ========

Net earned premiums                                        $  382.5  $  379.2  $  393.7  $  719.8  $  772.9
Losses and loss adjustment expenses                           265.7     254.8     272.3     491.9     527.1
Other underwriting expenses                                   109.0     101.8     117.4     204.2     219.2
                                                           --------  --------  --------  --------  --------
Statutory underwriting gain (loss)                         $    7.8  $   22.6  $    4.0  $   23.7  $   26.6
                                                           ========  ========  ========  ========  ========

STATUTORY COMBINED RATIO

Loss and loss adjustment expense ratio                         69.5%     67.2%     69.2%     68.3%     68.2%
Other underwriting expense ratio                               28.5%     29.1%     25.6%     28.2%     27.1%
                                                           --------  --------  --------  --------  --------
   Combined ratio                                              98.0%     96.3%     94.8%     96.5%     95.3%
                                                           ========  ========  ========  ========  ========

Catastrophe losses, net of reinsurance (pre-tax)           $    4.4  $   16.0  $   22.0  $   51.5  $   38.0

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
PERSONAL LINES - SELECTED PRODUCTION STATISTICS

(in millions)


                                                                        3Q                                   YTD       YTD
                                             1Q       2Q       3Q      2001          4Q      1Q      2Q       2Q        2Q
                                            2001      2001    2001   ADJUSTED (1)   2001    2002    2002     2001      2002
AUTO

Net written premiums
  excluding acquisitions (2)                 $621.7  $653.7  $663.0  $663.0        $628.6  $652.3   $692.7  $1,275.4  $1,345.0

Policies in force (PIF) (in thousands) (2)    1,861   1,876   1,880   1,880         1,874   1,873    1,886     1,876     1,886

New business PIF (in thousands) (2)             107     118     113     113           100     100      107       225       207

Retention* (2,3)                                 79%     79%     79%     79%           79%     80%      80%       79%       80%

Renewal price change* (2,4)                       7%      7%      7%      7%           6%       7%       9%        7%        8%

Net written premiums
  from acquisitions (5)                      $   --  $   --  $   --  $   --        $ 23.7   $34.8   $ 21.9  $    --   $   56.7

HOMEOWNERS AND OTHER

Net written premiums
  excluding acquisitions (2)                 $321.1  $401.8  $412.4  $416.4        $380.3  $347.8   $454.6  $  722.9  $  802.4

Policies in force (PIF) (in thousands) (2)    3,521   3,517   3,503   3,503         3,481   3,459    3,453     3,517     3,453

New business PIF (in thousands) (2)             121     136     144     144           124     112      138       257       250

Retention (2,3)                                  79%     80%     80%     80%           80%     80%      79%       80%       79%

Renewal price change (2,4)                       10%     10%     10%     10%           10%     12%      16%       10%       14%

Net written premiums
  from acquisitions (5)                      $   --  $   --  $   --  $   --        $  1.6  $  2.5   $  4.8  $     --  $    7.3


* Represents standard voluntary automobile business, which represents approximately 95% and 92% of total auto policies in force for YTD 2Q 2001 and 2002, respectively.

(1) 3Q01 adjusted data excludes the effect of the terrorist attack on September 11, 2001.

(2)   Excludes Northland and Associates acquired in the fourth quarter of 2001.

(3) Retention represents the estimated percentage of policies from the prior year period renewed in the current period.

(4) Renewal price change represents the estimated average change in premium on policies that renew, including rate and exposure changes, vs. the average premium on those same policies for their prior term.

(5)   Represents Northland acquired in the fourth quarter of 2001.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]

INTEREST EXPENSE AND OTHER STATEMENT OF OPERATING LOSS
(in millions)


                                                                                                                YTD          YTD
                                                          1Q       2Q       3Q        4Q      1Q       2Q       2Q           2Q
                                                         2001     2001     2001      2001    2002     2002     2001         2002
REVENUES

Net investment income                                   $  (2.1) $  (1.3) $  10.1  $   0.8  $   1.1  $  (0.2) $   (3.4) $   0.9
Other revenues                                              0.6      0.1     --        0.3     --        0.1       0.7      0.1
                                                        -------  -------  ------   -------  -------  -------  -------   -------
   Total revenues                                          (1.5)    (1.2)    10.1      1.1      1.1     (0.1)     (2.7)     1.0
                                                        -------  -------  ------   -------  -------  -------  -------   -------

CLAIMS AND EXPENSES

Interest expense                                           65.7     52.7     46.4     40.1     35.2     39.2     118.4     74.4
General and administrative expenses                         6.6      3.7      0.8      1.9     (0.1)    (2.7)     10.3     (2.8)
                                                        -------  -------  ------   -------  -------  -------  -------   -------
   Total claims and expenses                               72.3     56.4     47.2     42.0     35.1     36.5     128.7     71.6
                                                        -------  -------  ------   -------  -------  -------  -------   -------

Operating loss before federal income benefit              (73.8)   (57.6)   (37.1)   (40.9)   (34.0)   (36.6)   (131.4)   (70.6)
Federal income tax benefit                                (25.5)   (19.7)   (12.6)   (14.1)   (11.8)   (12.9)    (45.2)   (24.7)
                                                        -------  -------  ------   -------  -------  -------  -------   -------
Operating loss                                          $ (48.3) $ (37.9) $ (24.5) $ (26.8) $ (22.2) $ (23.7) $  (86.2) $ (45.9)
                                                        =======  =======  =======  =======  =======  =======  =======   =======

OTHER STATISTICS

Goodwill amortization                                   $   1.4  $   1.4  $   1.4  $   1.3  $  --    $  --    $    2.8  $  --

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CONSOLIDATED BALANCE SHEET
(in millions)


                                                                       JUNE 30,     DECEMBER 31,
                                                                        2002           2001
                                                                     -----------    ----------
ASSETS

Fixed maturities, available for sale at fair value (including
    $745.4 and $975.7 subject to securities lending
    agreements) (amortized cost $26,200.8 and $25,460.5)             $ 26,778.3     $ 25,850.7
Equity securities, at fair value (cost $991.8 and $1,078.7)               993.3        1,082.3
Mortgage loans                                                            262.1          274.4
Real estate held for sale                                                  39.1           38.3
Short-term securities                                                   2,964.1        2,798.3
Trading securities, at fair value                                         337.8          628.1
Other investments                                                       1,994.7        1,946.5
                                                                     -----------    ----------
    Total investments                                                  33,369.4       32,618.6
                                                                     -----------    ----------


Cash                                                                      227.7          236.9
Investment income accrued                                                 348.0          359.5
Premium balances receivable                                             3,866.0        3,657.0
Reinsurance recoverables                                               10,991.0       11,047.3
Deferred acquisition costs                                                848.6          768.1
Deferred federal income taxes                                           1,097.4        1,182.4
Contractholder receivables                                              2,170.5        2,197.8
Goodwill                                                                2,411.5        2,576.5
Other assets                                                            4,055.5        3,133.7
                                            -                        -----------    ----------
    TOTAL ASSETS                                                     $ 59,385.6     $ 57,777.8
                                                                     ===========    ==========




                                                                      JUNE 30,      DECEMBER 31,
                                                                        2002           2001
                                                                     ----------     ----------
  LIABILITIES

  Claims and claim adjustment expense reserves                        $30,735.2     $ 30,736.6
  Unearned premium reserves                                             6,142.9        5,666.9
  Contractholder payables                                               2,170.5        2,197.8
  Notes payable to affiliates                                           1,500.0        1,697.7
  Long-term debt                                                          379.8          379.8
  Convertible junior subordinated notes payable                           867.4              -
  Other liabilities                                                     6,425.7        5,512.7
                                                                     ----------     ----------
    TOTAL LIABILITIES                                                  48,221.5       46,191.5
                                                                     ----------     ----------


  TIGHI - obligated mandatorily redeemable securities
    of subsidiary trusts holding solely junior
    subordinated debt securities of TIGHI                                 900.0          900.0

  SHAREHOLDERS' EQUITY
  Common Stock:
    Class A, $.01 par value, 1,500 million shares
    authorized, 500 million issued and outstanding                          5.0            2.7
    Class B, $.01 par value, 1,500 million shares
    authorized, 500 million issued and outstanding                          5.0            5.0
  Additional paid-in capital                                            8,538.4        4,433.0
  Retained earnings                                                     1,343.3        6,004.2
  Accumulated other changes in equity from
    nonowner sources                                                      372.4          241.4
                                                                     ----------     ----------
    TOTAL SHAREHOLDERS' EQUITY                                         10,264.1       10,686.3
                                                                     ----------     ----------

    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $59,385.6     $ 57,777.8
                                                                     ==========     ==========

        TRAVELERS PROPERTY CASUALTY CORP.                      [TRAVELERS LOGO]
        INVESTMENT PORTFOLIO
        (at carrying value, in millions)

                                                                             AT                       AT
                                                                          JUNE 30,    PRE-TAX BOOK  DECEMBER 31,  PRE-TAX BOOK
                                                                              2002        YIELD         2001         YIELD
INVESTMENT PORTFOLIO
  Taxable fixed maturities (including redeemable preferred stock)        $  15,265.9          7.03% $  14,911.0         7.27 %
  Tax-exempt fixed maturities                                               11,512.4          5.06     10,939.7         5.13
  Non-redeemable preferred stocks                                              907.6          6.82      1,000.9         6.86
  Common stocks                                                                 85.7           N/A         81.4          N/A
  Mortgage loans                                                               262.1         10.32        274.4        10.29
  Real estate held for sale                                                     39.1          1.57         38.3        10.24
  Short-term securities                                                      2,964.1          1.96      2,798.3         2.23
  Trading securities                                                           337.8           N/A        628.1          N/A
  Other investments (1)                                                      1,994.7           N/A      1,946.5          N/A
                                                                         ---------    ------------  -----------   ----------
     TOTAL INVESTMENTS                                                   $  33,369.4          5.83% $  32,618.6         6.05 %
                                                                         ===========  ============  ===========   ==========

  Net unrealized gain on investment securities,
   net of tax, included in shareholders' equity                          $     376.8                $     256.2
                                                                         ===========                ===========


(1) Primarily includes securities partnership interests held for long-term appreciation. Other investments that generate only intermittent income are also included in this category and yields fluctuate accordingly.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
INVESTMENT PORTFOLIO - FIXED MATURITIES DATA
(at carrying value, in millions)


                                                                                               AT                      AT
                                                                                            JUNE 30,              DECEMBER 31,
                                                                                              2002                    2001
                                                                                         ---------------         ---------------
Fixed maturities

  Mortgage-backed securities - principally obligations of U.S. Government agencies             $ 6,528.1              $ 5,608.8
  U.S. Treasury securities and obligations of U.S. Government corporations and agencies          1,328.6                1,383.1
  Corporates (including redeemable preferreds)                                                   6,825.0                7,231.1
  Obligations of states and political subdivisions                                              11,568.0               11,009.7
  Debt securities issued by foreign governments                                                    528.6                  618.0
  Trading securities                                                                                23.1                  507.9
                                                                                         ---------------         ---------------
    Total fixed maturities                                                                    $ 26,801.4             $ 26,358.6
                                                                                         ===============         ===============

FIXED MATURITIES
QUALITY CHARACTERISTICS*
(as of June 30, 2002)

                                                                                             AMOUNT                % OF TOTAL
                                                                                         ---------------         ---------------
Quality Ratings

  Aaa                                                                                         $ 14,503.8                   54.2 %
  Aa                                                                                             4,430.5                   16.5
  A                                                                                              2,674.3                   10.0
  Baa                                                                                            3,504.4                   13.1
                                                                                         ---------------         ---------------
    Total investment grade                                                                      25,113.0                   93.8
                                                                                         ---------------         ---------------
  Ba                                                                                             1,045.7                    3.9
  B                                                                                                437.0                    1.6
  Caa and lower                                                                                    182.6                    0.7
                                                                                         ---------------         ---------------
    Total below investment grade                                                                 1,665.3                    6.2
                                                                                         ---------------         ---------------
Total fixed maturities, excluding trading securities                                          $ 26,778.3                  100.0 %
                                                                                         ===============         ===============
Trading securities                                                                                $ 23.1
                                                                                         ===============
Average weighted quality                                                                         AA3,AA-
                                                                                         ---------------
Average duration of fixed maturities and short-term securities                                       5.9 years
                                                                                         ---------------
Average duration of fixed maturities (excluding short-term securities)                               6.5 years
                                                                                         ---------------

* Rated using external rating agencies, or by Travelers Property Casualty Corp.'s internal analysts when a public rating does not exist. Below investment grade assets refer to securities rated "Ba1" or below.

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
NET INVESTMENT INCOME
(in millions)


                                                                                                             YTD         YTD
                                      1Q          2Q          3Q          4Q          1Q          2Q          2Q          2Q
                                     2001        2001        2001        2001        2002        2002        2001        2002
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
GROSS INVESTMENT INCOME
Fixed maturities                  $   428.6   $   436.1   $   410.5   $   425.1   $   422.0   $   405.0   $   864.7   $   827.0
Mortgage loans                          7.1         7.2         7.1         6.9         6.9         6.9        14.3        13.8
Other, including trading              106.2        84.9        82.3        78.2        67.7        67.4       191.1       135.1
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
                                      541.9       528.2       499.9       510.2       496.6       479.3     1,070.1       975.9
Investment expenses                    13.1         9.9        11.8        11.4         8.8        14.5        23.0        23.3
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net investment income, pre-tax        528.8       518.3       488.1       498.8       487.8       464.8     1,047.1       952.6
Federal income taxes                  143.1       139.3       128.9       130.8       126.7       118.4       282.4       245.1
                                  ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Net investment income, after-tax  $   385.7   $   379.0   $   359.2   $   368.0   $   361.1   $   346.4   $   764.7   $   707.5
                                  =========   =========   =========   =========   =========   =========   =========   =========

Effective tax rate                     27.1%       26.9%       26.4%       26.2%       26.0%       25.5%       27.0%       25.7%

Average invested assets           $31,121.4   $30,949.4   $30,868.0   $31,972.2   $32,547.3   $32,922.9   $30,884.3   $32,821.3

Average yield pre-tax                   7.1%        7.0%        6.5%        6.5%        6.2%        5.8%        7.2%        6.0%
Average yield after-tax                 5.2%        5.1%        4.8%        4.8%        4.6%        4.3%        5.2%        4.4%

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)
(in millions)


                                                                                                                   YTD        YTD
                                                  1Q         2Q         3Q         4Q         1Q         2Q         2Q         2Q
                                                 2001       2001       2001       2001       2002       2002       2001       2002
                                               -------    -------    -------    -------    -------    -------    -------    -------
REALIZED INVESTMENT GAINS (LOSSES)
Fixed maturities                               $ 209.0    $   7.2    $ 113.2    $   1.6    $  31.2    $ (21.3)   $ 216.2    $   9.9
Equity securities                                (12.9)      28.5      (12.1)     (11.6)      (1.3)      (6.6)      15.6       (7.9)
Other                                             (3.8)      13.6       (4.8)      (5.4)      (1.1)      (8.1)       9.8       (9.2)
                                               -------    -------    -------    -------    -------    -------    -------    -------
Realized investment gains (losses)             $ 192.3    $  49.3    $  96.3    $ (15.4)   $  28.8    $ (36.0)   $ 241.6    $  (7.2)
                                               =======    =======    =======    =======    =======    =======    =======    =======

Gross gains on sale                            $ 262.0    $ 125.7    $ 143.7    $ 141.9    $ 126.9    $ 144.9    $ 387.7    $ 271.8
Gross losses on sale                             (46.2)     (73.3)     (28.6)     (56.5)     (35.9)     (54.2)    (119.5)     (90.1)
Impairments                                      (23.5)      (3.1)     (18.8)    (100.8)     (62.2)    (126.7)     (26.6)    (188.9)
                                               -------    -------    -------    -------    -------    -------    -------    -------
Realized investment gains (losses)             $ 192.3    $  49.3    $  96.3    $ (15.4)   $  28.8    $ (36.0)   $ 241.6    $  (7.2)
                                               =======    =======    =======    =======    =======    =======    =======    =======

UNREALIZED INVESTMENT GAINS (LOSSES)
Fixed maturities                               $  97.1    $(239.3)   $ 293.4    $(430.2)   $(246.1)   $ 433.8     (142.2)   $ 187.7
Equity securities                                 15.7        7.7        4.7       18.9      (15.2)      13.1       23.4       (2.1)
                                               -------    -------    -------    -------    -------    -------    -------    -------
                                                 112.8     (231.6)     298.1     (411.3)    (261.3)     446.9     (118.8)     185.6
Related taxes                                     39.4      (81.0)     104.4     (143.9)     (91.4)     156.4      (41.6)      65.0
                                               -------    -------    -------    -------    -------    -------    -------    -------
Change in unrealized gains (losses) on
investment securities                             73.4     (150.6)     193.7     (267.4)    (169.9)     290.5      (77.2)     120.6

Balance, beginning of period                     407.1      480.5      329.9      523.6      256.2       86.3      407.1      256.2
                                               -------    -------    -------    -------    -------    -------    -------    -------

Balance, end of period                         $ 480.5    $ 329.9    $ 523.6    $ 256.2    $  86.3    $ 376.8    $ 329.9    $ 376.8
                                               =======    =======    =======    =======    =======    =======    =======    =======

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
STATUTORY RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSE
(in millions)


                                                                                                                 YTD         YTD
                                          1Q          2Q          3Q          4Q          1Q          2Q          2Q          2Q
                                         2001        2001        2001        2001        2002        2002        2001        2002
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
COMMERCIAL LINES
Beginning of period                   $16,859.2   $16,738.1   $16,615.2   $17,135.2   $17,488.6   $17,409.5   $16,859.2   $17,488.6
Acquisitions                                 --          --          --       595.8          --          --          --          --
Incurred*                                 901.5       947.0     1,578.9     1,112.6     1,149.8     1,235.5     1,848.5     2,385.3
Paids                                  (1,022.6)   (1,069.9)   (1,058.9)   (1,355.0)   (1,228.9)   (1,218.7)   (2,092.5)   (2,447.6)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
End of period                         $16,738.1   $16,615.2   $17,135.2   $17,488.6   $17,409.5   $17,426.3   $16,615.2   $17,426.3
                                      =========   =========   =========   =========   =========   =========   =========   =========

PERSONAL LINES
Beginning of period                   $ 2,568.9   $ 2,534.3   $ 2,574.4   $ 2,636.9   $ 2,725.9   $ 2,783.5   $ 2,568.9   $ 2,725.9
Acquisitions                                 --          --          --        26.9          --          --          --          --
Incurred*                                 676.7       776.5       801.4       798.4       785.7       818.4     1,453.2     1,604.1
Paids                                    (711.3)     (736.4)     (738.9)     (736.3)     (728.1)     (721.4)   (1,447.7)   (1,449.5)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
End of period                         $ 2,534.3   $ 2,574.4   $ 2,636.9   $ 2,725.9   $ 2,783.5   $ 2,880.5   $ 2,574.4   $ 2,880.5
                                      =========   =========   =========   =========   =========   =========   =========   =========

TOTAL
Beginning of period                   $19,428.1   $19,272.4   $19,189.6   $19,772.1   $20,214.5   $20,193.0   $19,428.1   $20,214.5
Acquisitions                                 --          --          --       622.7          --          --          --          --
Incurred*                               1,578.2     1,723.5     2,380.3     1,911.0     1,935.5     2,053.9     3,301.7     3,989.4
Paids                                  (1,733.9)   (1,806.3)   (1,797.8)   (2,091.3)   (1,957.0)   (1,940.1)   (3,540.2)   (3,897.1)
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
End of period                         $19,272.4   $19,189.6   $19,772.1   $20,214.5   $20,193.0   $20,306.8   $19,189.6   $20,306.8
                                      =========   =========   =========   =========   =========   =========   =========   =========

* Includes prior-year reserve
  development:
Commercial Lines:
Asbestos, environmental and
 cumulative injury other
 than asbestos                        $    39.0   $    45.0   $    45.0   $    61.0   $    64.0   $    63.0   $    84.0   $   127.0
Other                                     (49.0)      (58.0)      (50.0)      (16.0)       32.0        28.0      (107.0)       60.0
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total Commercial Lines                    (10.0)      (13.0)       (5.0)       45.0        96.0        91.0       (23.0)      187.0

Personal Lines                             (6.0)      (14.0)       (5.0)       (6.0)        5.0         4.0       (20.0)        9.0
                                      ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
Total                                 $   (16.0)  $   (27.0)  $   (10.0)  $    39.0   $   101.0   $    95.0   $   (43.0)  $   196.0
                                      =========   =========   =========   =========   =========   =========   =========   =========

TRAVELERS PROPERTY CASUALTY CORP.                               [TRAVELERS LOGO]
CAPITALIZATION
(in millions)


                                                                                AT               AT
                                                                             JUNE 30,       DECEMBER 31,
                                                                               2002             2001
                                                                            ---------       -----------
DEBT

NOTES PAYABLE TO AFFILIATES:
3.60% Line of credit with Citicorp, due 11/7/2003                           $   500.0        $   500.0
Floating Rate Note Payable to Citicorp, fully prepaid by 3/27/02                   --          1,197.7
Non-interest bearing Note Payable to Citigroup, due 12/31/02                  1,000.0               --
                                                                            ---------        ---------
                                                                              1,500.0          1,697.7
                                                                            ---------        ---------
CONVERTIBLE NOTES:
4.5% Convertible Junior Subordinated Notes due April 15, 2032                   892.5               --
Debt issuance costs                                                             (25.1)              --
                                                                            ---------        ---------
                                                                                867.4               --
                                                                            ---------        ---------
LONG-TERM DEBT:
6.75% Notes due 11/15/2006                                                      150.0            150.0
7.81% Notes due 9/16/2011                                                        30.0             30.0
7.75% Notes due 4/15/2026                                                       200.0            200.0
                                                                            ---------        ---------
                                                                                380.0            380.0
Debt issuance costs                                                              (0.2)            (0.2)
                                                                            ---------        ---------
                                                                                379.8            379.8
                                                                            ---------        ---------

 Total debt                                                                 $ 2,747.2        $ 2,077.5
                                                                            =========        =========

TRUST SECURITIES:
8.08% trust securities due April 30, 2036                                   $   800.0        $   800.0
8.00% trust securities due May 15, 2036                                         100.0            100.0
                                                                            ---------        ---------
                                                                            $   900.0        $   900.0
                                                                            =========        =========

COMMON EQUITY                                                               $10,264.1        $10,686.3
                                                                            =========        =========

TOTAL CAPITAL AND DEBT                                                      $13,911.3        $13,663.8
                                                                            =========        =========

DEBT TO CAPITAL (1)                                                              16.6%            15.2%
DEBT AND PREFERRED SECURITIES TO CAPITAL (1)                                     23.1%            21.8%

(1) Assumes 50% equity credit for convertible notes

TRAVELERS PROPERTY CASUALTY CORP.                              [TRAVELERS LOGO]
STATEMENT OF CASH FLOWS
(in millions)


                                                                                                                  YTD        YTD
                                                 1Q         2Q         3Q         4Q         1Q         2Q         2Q         2Q
                                                2001       2001       2001       2001       2002       2002       2001       2002
                                              --------   --------   --------   --------   --------   --------   --------   --------
NET CASH PROVIDED BY (USED IN)
  OPERATING ACTIVITIES                       $   272.0  $   (21.3) $   347.3  $   621.1  $   254.7  $   854.2  $   250.7  $ 1,108.9

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
Fixed maturities                                 379.7      559.4      464.8      677.5      614.7      578.4      939.1    1,193.1
Mortgage loans                                     4.8        4.4        4.3        2.3        2.1       11.0        9.2       13.1
Proceeds from sales of investments
Fixed maturities                               4,986.2    2,985.7    3,324.2    3,170.6    3,126.4    3,442.5    7,971.9    6,568.9
Equity securities                                 86.8      200.3       82.6       85.6       48.6       74.8      287.1      123.4
Purchase of investments
Fixed maturities                              (5,860.9)  (3,195.0)  (3,077.1)  (3,856.1)  (3,410.7)  (5,346.9)  (9,055.9)  (8,757.6)
Equity securities                               (179.2)      79.8      (85.6)     117.6      (87.6)     (40.7)     (99.4)    (128.3)
Mortgage loans                                      --         --       (3.0)      (1.1)        --         --         --         --
Real estate held for sale                         (0.5)      (4.0)      (0.7)      (1.0)        --       (4.7)      (4.5)      (4.7)
Short-term securities, (purchases)
  sales, net                                     347.4      326.1   (1,133.0)     353.4     (295.0)     128.8      673.5     (166.2)
Other investments, net                          (183.3)     (40.1)     (57.3)    (389.9)     357.0      315.9     (223.4)     672.9
Securities transactions in course
  of settlement                                  435.7     (591.3)     141.1       72.8     (131.9)     169.2     (155.6)      37.3
Business acquisitions                               --         --         --     (329.5)        --         --         --         --
                                              --------   --------   --------   --------   --------   --------   --------   --------
Net cash provided by (used in)
  investing activities                            16.7      325.3     (339.7)     (97.8)     223.6     (671.7)     342.0     (448.1)
                                              ========   ========   ========   ========   ========   ========   ========   ========

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of convertible notes, net                  --         --         --         --      867.0         --         --      867.0
Issuance of note payable to affiliate               --         --         --      500.0         --         --         --         --
Issuance of short-term debt                         --      211.8         --     (211.8)        --         --      211.8         --
Payment of long-term debt                           --     (500.0)        --         --         --     (150.0)    (500.0)    (150.0)
Payment of note payables to affiliates          (401.0)    (139.0)        --     (500.0)  (5,149.0)        --     (540.0)  (5,149.0)
Issuance of long-term debt to affiliate             --      275.0         --         --         --         --      275.0         --
Payment of long-term debt to affiliate              --         --         --     (275.0)        --         --         --         --
Initial public offering                             --         --         --         --    4,090.0         --         --    4,090.0
Receipts from former affiliates                  157.5      158.5      157.0        2.0      157.5        0.5      316.0      158.0
Dividend to parent                               (50.0)    (318.5)    (157.5)        --     (157.5)        --     (368.5)    (157.5)
Purchase of real estate from an affiliate           --         --         --         --      (68.5)        --         --      (68.5)
Transfer of employee benefit obligations
  to affiliates                                     --         --         --         --     (172.0)        --         --     (172.0)
Transfer of lease obligations to affiliate          --         --         --         --      (88.0)        --         --      (88.0)
Return of capital from former subsidiaries          --         --         --        8.0         --         --         --         --
                                              --------   --------   --------   --------   --------   --------   --------   --------
Net cash used in financing activities           (293.5)    (312.2)      (0.5)    (476.8)    (520.5)    (149.5)    (605.7)    (670.0)
                                              ========   ========   ========   ========   ========   ========   ========   ========

Net increase (decrease) in cash                   (4.8)      (8.2)       7.1       46.5      (42.2)      33.0      (13.0)      (9.2)
Cash at beginning of period                      196.3      191.5      183.3      190.4      236.9      194.7      196.3      236.9
                                              --------   --------   --------   --------   --------   --------   --------   --------
Cash at end of period                        $   191.5  $   183.3  $   190.4  $   236.9  $   194.7  $   227.7  $   183.3  $   227.7
                                              ========   ========   ========   ========   ========   ========   ========   ========

SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION
Income taxes (received) paid                 $    21.0  $   369.1  $   (34.8) $   (29.7) $   (21.0) $   125.5  $   390.1  $   104.5
Interest paid                                $    36.0  $    22.5  $    21.3  $    49.9  $    35.1  $    39.0  $    58.5  $    74.1

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 18, 2002                Travelers Property Casualty Corp.


                                    By:  /s/ Daniel W. Jackson
                                    --------------------------------
                                    Name: Daniel W. Jackson
                                    Title: Assistant Secretary